Exhibit (12)

August 29, 2016

SSGA Money Market Fund	State Street Institutional Liquid Reserves Fund
c/o SSGA Funds	c/o State Street Institutional Investment Trust
State Street Financial Center	State Street Financial Center
One Lincoln Street	One Lincoln Street
Boston, Massachusetts 02111-2900	Boston, Massachusetts 02111-2900

State Street Money Market Portfolio c/o State Street Master Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of August 26, 2016, by and among: (i) SSGA Funds, a Massachusetts business trust (“Target Trust”), on behalf of one of its series, SSGA Money Market Fund (“Target Fund”); and (ii) State Street Institutional Investment Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of one of its series, State Street Institutional Liquid Reserves Fund (“Acquiring Fund”). Capitalized terms not defined herein are used herein as defined in the Agreement.

The Agreement describes a proposed reorganization (the “Reorganization”) to occur as of the date of this letter, pursuant to which the following transactions will occur: (i) Acquiring Fund will acquire all of the assets of Target Fund in exchange solely for shares of beneficial interest in Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund (the transactions described in this clause (i), the “RIC Exchange”), and immediately thereafter, (ii) Acquiring Fund will transfer certain assets received from the Target Fund in the RIC Exchange (the “Target Fund Portfolio Assets”) to the State Street Money Market Portfolio (the “Portfolio,” and together with Target Fund and Acquiring Fund, the “Funds”), a series of the State Street Master Funds, a Massachusetts business trust (“Master Trust”), in exchange solely for an interest in the Portfolio (the “Portfolio Interest”) and the assumption by the Portfolio of certain liabilities assumed by the Acquiring Fund in the RIC Exchange (the liabilities so assumed, the “Target Fund Portfolio Obligations” and the transaction described in this clause (ii), the “Subscription”), and (iii) Target Fund will distribute the Acquisition Shares received by Target Fund to its shareholders in complete liquidation and termination of Target Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 9.5 of the Agreement.

SSGA Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).1

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a RIC for U.S. federal income tax purposes under Section 851 of the Code. Acquiring Fund operates as a “feeder fund” that invests substantially all of its assets in the Portfolio, which invests directly in portfolio securities.

The Portfolio is registered under the 1940 Act as an open-end management investment company and is and will continue to be treated as a partnership for U.S. federal income tax purposes.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated June 29, 2016, and such other items as we have deemed necessary to render this opinion. In addition, each Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions, and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

The facts represented to us in the Representation Letters and our review of the foregoing materials support the conclusion that, based on the analysis and subject to the considerations set

[1]	Unless otherwise stated, all section references herein are to the Code, and references to regulations, to the Treasury regulations, in each case as in effect on the date of this opinion.

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forth below, (i) the RIC Exchange will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Target Fund and Acquiring Fund will each constitute a “party to a reorganization” within the meaning of Section 368(b) of the Code, and (ii) the Subscription will qualify for tax-free treatment pursuant to Section 721 of the Code. The Reorganization’s consequences to Target Fund shareholders and the Funds are set forth more fully below.

Tax-Free Reorganization under Section 368(a)

In order for the RIC Exchange to qualify as a reorganization under Section 368(a) of the Code, the continuity of business enterprise (“COBE”) requirement set forth in Treas. Reg. § 1.368-1(d) requires that Acquiring Fund either continue to use a significant portion of Target Fund’s historic business assets in a business (i.e., satisfy the “historic assets test”) or continue the historic business of Target Fund (i.e., satisfy the “historic business test”).2 A corporation’s historic business assets are the assets used in its historic business.3 In general, a corporation’s historic business is the business it has conducted most recently prior to the reorganization, except that a corporation’s historic business is not one the corporation enters into as part of a plan of reorganization.4

Target Fund’s historic business, and the business that each of Acquiring Fund and the Portfolio will continue following the Reorganization, is that of an open-end management investment company that operates as a money market fund subject to Rule 2a-7 of the 1940 Act, and that seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated money market securities. Target Fund has conducted this business by investing directly in cash and cash equivalents and short-term debt securities (all such investments, “portfolio securities”); Acquiring Fund conducts and plans to continue following the Reorganization to conduct the business by investing substantially all of its assets in the Portfolio; the Portfolio conducts and plans to continue to conduct this business by investing directly in portfolio securities. We note that on or about October 12, 2016, each of the Funds, including the Portfolio, will transition to a floating net asset value as required by an SEC regulation that becomes effective on October 14, 2016. The Funds have represented that the transition to a floating net asset value will not otherwise affect the Funds’ businesses, will occur regardless of whether the Reorganization is consummated, and is not a part of the plan of Reorganization.

There is no clear guidance as to what portion of Target Fund’s historic assets is “significant” for purposes of the historic assets test in a reorganization involving two regulated

[2]	Treas. Reg. § 1.368-1(d)(2)-(3).
[3]	Treas. Reg. § 1.368-1(d)(3)(ii).
[4]	Treas. Reg. § 1.368-1(d)(2)(iii).

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investment companies. The Internal Revenue Service (“IRS”) has recognized in private letter rulings that the continued use by an acquiring corporation of at least 33 and 1/3 percent of an acquired corporation’s historic business assets satisfies the historic assets test.5

The Target Fund Portfolio Assets will comprise assets that Target Fund will have transferred to Acquiring Fund in the RIC Exchange, and will include historic business assets of Target Fund with a value of at least 90 percent of the gross and net asset value of Target Fund’s assets as of the Closing Date.6 Pursuant to the Subscription, Acquiring Fund will contribute the Target Fund Portfolio Assets to the Portfolio, after which its percentage interest therein will exceed 90 percent. Treasury regulations provide that for purposes of the historic assets test each partner of a partnership will be treated as owning an acquired company’s business assets used in a business of the partnership in accordance with the partner’s interest in the partnership7 The partner is permitted to aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining the extent of ownership of such business assets.8 As noted above, Acquiring Fund’s ownership interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest, will exceed 90 percent.9 Therefore, following the Subscription, Acquiring Fund will be treated as continuing to use, i.e. continuing to hold, historic business assets of Target Fund with a value in excess of 80 percent of the fair market value of Target Fund’s assets as of the Closing Date – well in excess of the 33 and 1/3 percent of Target Fund’s historic business assets in a business following the Reorganization to which the IRS has historically looked as establishing the requisite level of continued use of acquired corporation assets, and the Reorganization meets the historic assets test.

With respect to the historic business test, Treasury regulations provide that an acquiring corporation will be treated as conducting the business of a partnership if the corporation owns a “significant interest” in the partnership business.10 Examples provided in the regulations

[5]	See, e.g., Priv. Ltr. Ruls. 200103056 (Oct. 25, 2000), 200046030 (Aug. 22, 2000), 200023017 (Mar. 2, 2000), 200021040 (Feb. 24, 2000), 200021048 (Feb. 29, 2000), 200021049 (Feb. 29, 2000), 200019034 (Feb. 15, 2000), 200017037 (Feb. 2, 2000). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.
[6]	For purposes of the historic assets test, the historic business assets of Target Fund are defined as those assets that were either (i) acquired by Target Fund prior to its management’s decision to propose to its Board of Trustees that it transfer any or all of its assets to Acquiring Fund or to the Portfolio on behalf of Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Reorganization.
[7]	Treas. Reg. § 1.368-1(d)(4)(iii)(A).
[8]	See Treas. Reg. § 1.368-1(d)(5), Example 11(i).
[9]	At the same time as the Reorganization, Acquiring Fund is expected to acquire the assets of another regulated investment company in a similar transaction. Acquiring Fund’s interest in the Portfolio will exceed 90 percent immediately following the Reorganization whether or not the other transaction occurs.
[10]	Treas. Reg. § 1.368-1(d)(4)(iii)(B)(1).

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indicate that a 33 and 1/3 percent interest in a partnership is a “significant interest” for this purpose.11 The examples also provide that an acquiring company may aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining whether this “significant interest” requirement is met.12 As noted above, Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent.13 As a result, Acquiring Fund will be treated as conducting the business of the Portfolio under the “significant interest” test.14 Because that business will consist of operating an open-end money market fund, we believe that the Reorganization satisfies the historic business test.

In Revenue Ruling 87-76, 1987-2 C.B. 84, the IRS ruled that the COBE requirement was not met in the case of an acquisition of all the assets of an investment company that invested in corporate stocks and taxable bonds by an investment company that invested in municipal bonds. The IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds, and that the acquired fund’s municipal bonds purchased with the proceeds of the sale of its stocks and taxable bonds, as part of the plan of reorganization, did not constitute “historic assets” in the acquired fund’s hands. The IRS’s conclusion in this ruling has always been questionable, and in subsequent private letter rulings the IRS relied upon historic business representations to conclude that the reorganizations therein satisfied the COBE requirement.15 Even if Rev. Rul. 87-76 were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

[11]	See Treas. Reg. § 1.368-1(d)(5), Example 10 (providing that a 33 and 1/3 percent interest satisfies the historic business test even if the acquiring company does not perform “active and substantial management functions” for the partnership).
[12]	See Treas. Reg. § 1.368-1(d)(5), Example 11(ii).
[13]	At the same time as the Reorganization, Acquiring Fund is expected to acquire the assets of another regulated investment company in a similar transaction. Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent whether or not the other transaction occurs.
[14]	More generally, the facts described in the Representation Letters support the conclusion that Acquiring Fund will be treated as continuing the historic business of Target Fund regardless of the fact that Acquiring Fund conducts, and will continue to conduct its business through the Portfolio. Because Acquiring Fund invests all its assets in the Portfolio, and the Portfolio and Acquiring Fund have identical investment objectives and strategies and the same investment adviser, Acquiring Fund’s business should be defined only by reference to the activities of the Portfolio. Further, Target Fund’s investment objectives and strategies are highly similar to those of Acquiring Fund and the Portfolio.
[15]

We understand that the IRS has ruled privately that the following reorganizations met the historic business test: (i) a narrow-based, non-diversified growth fund into a broad-based, diversified growth fund; (ii) an industry-specific fund into a diversified dividend and income fund; and (iii) a state-specific tax-exempt bond fund into a national tax-exempt bond fund. Priv. Ltr. Ruls. 200542006, 200543049, and 200546007 (Jul. 8, 2005). See also Priv. Ltr. Ruls. 20062011 and 20062012 (May 26, 2006), and PLR 200818021 (5/2/2008). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.

SSGA Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

If and to the extent that the Portfolio disposes of securities formerly held by Target Fund, these dispositions will be in the normal course of operations, which include redemptions pursuant to the terms of Section 22(e) of the 1940 Act, and will be fully consistent with Acquiring Fund’s and the Portfolio’s investment objectives and strategies, including those objectives and strategies they share with Target Fund. Moreover, all proceeds generated by such dispositions not distributed in the ordinary course of business, including in connection with meeting redemptions of interests in the Portfolio, will be reinvested in a manner fully consistent with such policies.

Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the COBE doctrine is fulfilled by satisfaction of both the historic assets test and the historic business test.16 We call to your attention the fact that there is no case law on this issue, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely dealing specifically with the application of the COBE requirement to a reorganization involving two or more investment companies.

The Subscription

Nonrecognition of Gain or Loss

In our view, the Subscription will qualify as a tax-free contribution of property to a partnership by a partner within the meaning of Section 721(a) of the Code. Pursuant to Section 721(a), no gain or loss is recognized by a partnership or any of its partners with respect to a contribution of property to such partnership in exchange for an interest in such partnership. It is also the case that under Section 721(b), gain will be recognized “on a transfer of property to a partnership which would be treated as an investment company (within the meaning of Section 351) if the partnership were incorporated.” The definition of an “investment company” for this purpose, and more generally the rules for application of this provision, are found in Treasury regulations under Section 351 of the Code.17

[16]	We note that under the common law doctrine of “remote continuity of interest,” a reorganization could be disqualified under Section 368(a) if the acquiring corporation did not continue to hold the target corporation’s assets directly but rather held such assets through a subsidiary. See Groman v. Comm’r, 302 U.S. 82 (1937); Helvering v. Bashford, 302 U.S. 454 (1938). Under current law, no separate “remote continuity” doctrine applies, and a transaction otherwise qualifying as a reorganization under Section 368(a) will not be disqualified as a result of a drop-down of assets if the COBE requirement is satisfied. Treas. Reg. § 1.368-2(k); T.D. 8760 (Jan. 23, 1998) (“The IRS and Treasury Department believe the COBE requirements adequately address the issues raised in Groman and Bashford and their progeny.”).
[17]	See General Explanation of the Tax Reform Act of 1976 (H.R. 1062, 94th Congress, Public Law 94-455) prepared by the Joint Committee on Taxation, December 29, 1976, at 657.
.

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Under Treas. Reg. § 1.351-1(c)(1)(i), gain is not recognized on a transfer to a partnership under Section 721(b) unless “the transfer results, directly or indirectly, in diversification of the transferors’ interests.” Treas. Reg. § 1.351-1(c)(6) provides that “a transfer of stocks and securities will not be treated as resulting in a diversification of the transferors’ interests if each transferor transfers a diversified portfolio of stocks and securities.” In general, a portfolio of assets is so diversified if it satisfies the 25 and 50-percent tests of Section 368(a)(2)(F) of the Code, as modified by Treas. Reg. § 1.351-1(c) (the “Diversified Portfolio Test”).

Under the Diversified Portfolio Test, a portfolio of stocks and securities is diversified if “not more than 25 percent of the value of its total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the ‘stock and securities’ of 5 or fewer issuers.”18 Target Fund and Acquiring Fund have represented that the Target Fund Portfolio Assets constitute a diversified portfolio of assets within the meaning of Treas. Reg. § 1.351-1(c)(6), and the Portfolio has represented that following the Reorganization it expects to offer its interests continuously to Acquiring Fund and other feeder funds in exchange for cash or potentially other consideration.

As a result, under Section 721(a) of the Code, Acquiring Fund will not recognize gain or loss upon the Subscription.

Basis and Holding Period Consequences

Given the foregoing treatment of the Subscription under Section 721(a), under Section 723 of the Code the Portfolio’s basis in the assets received in the Subscription will equal Acquiring Fund’s adjusted basis in such assets immediately prior to the Subscription which, in turn, will equal Target Fund’s adjusted basis in such assets immediately prior to the RIC Exchange, as described and subject to the limitations below.19 Under Section 1223(2) of the

[18]	Section 368(a)(2)(F)(ii). For this purpose cash and cash items (including receivables) and, to the extent provided in Treasury regulations, assets acquired (through incurring of indebtedness or otherwise) for purposes of meeting (or failing to meet) the Diversified Portfolio Test are excluded in determining total assets. Section 368(a)(2)(F)(iv). The Code and regulations also set forth specific rules regarding the treatment of government securities and interests in certain RICs, REITs or investment companies for purposes of applying the Diversified Portfolio Test. See Treas. Reg. § 1.351-1(c)(6)(i) and Code § 368(a)(2)(F)(ii).
[19]

Section 723 provides that “[t]he basis of property contributed to a partnership by a partner shall be the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.” As described above, no gain will be recognized under Section 721(b) upon the Subscription.

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Code, the Portfolio’s holding period in the Target Fund Portfolio Assets will include Acquiring Fund’s holding period in such assets which, in turn, will include Target Fund’s holding period in such assets, as described below.20 Similarly, under Section 722 of the Code Acquiring Fund’s basis in the Portfolio Interest will include the sum of Acquiring Fund’s adjusted bases in the Target Fund Portfolio Assets immediately before the Subscription.21 In addition, under Section 752 of the Code, Acquiring Fund’s basis in the Portfolio Interest will include the Portfolio’s liabilities allocated to Acquiring Fund immediately after the Subscription, including Acquiring Fund’s share of the Target Fund Portfolio Liabilities.22 Under Section 1223(1) of the Code, Acquiring Fund’s holding period in the Portfolio Interest will include Acquiring Fund’s holding period in the assets received from the Target Fund.23

A Note Regarding the Disguised Sale Rules

We note that, notwithstanding the above, if or to the extent the transfer of assets received from the Target Fund in connection with the Subscription were treated as a “disguised sale” under Section 707(a)(2)(B) of the Code, such transfer would be treated as a taxable sale or exchange rather than a tax-free contribution of property under Section 721(a), with a correlative impact on the basis and holding period consequences discussed above. Given the Funds’ status as money market funds, any gain or loss so recognized is likely to be de minimis. As set forth further below, it is not possible to reach a conclusion on any disguised sale question wholly prospectively.

[20]	Section 1223(2) provides that a taxpayer’s holding period for property includes the period for which such property was held by another person if the taxpayer’s basis in such property is the same in whole or in part as the basis in the hands of such other person.
[21]	Section 722 provides that “[t]he basis of an interest in a partnership acquired by a contribution of property…to the partnership shall be …the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.”
[22]	Generally, an increase in a partner’s share of liabilities is treated as a contribution of money by the partner to the partnership. Code § 752(a). Such deemed contribution increases the partner’s basis in its partnership interest under Section 722. A decrease in a partner’s share of liabilities and the assumption by the partnership of the partner’s liabilities is treated as a distribution of money to the partner. Code §§ 752(a), (b). Such deemed distribution decreases the partner’s basis and thereafter results in gain to the partner under Sections 733 and 731, respectively. If a partner experiences both an increase and a decrease in it its share of partnership liabilities as a result of a single transaction, only the net increase or decrease results in a deemed contribution or distribution, as applicable. Treas. Reg. § 1.752-1(f).
[23]	A partner has a unitary basis in its entire interest in a partnership, even for interests acquired in exchange for multiple assets or acquired at different times. See Rev. Rul. 84-53, 1984-1 C.B. 159. Acquiring Fund will have a split holding period with respect to the Portfolio Interest, allocated in proportion to the fair market value of the assets received from Target Fund. See Treas. Reg. § 1.1223-3.

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Section 707(a)(2)(B) potentially applies in lieu of Section 721(a) where a person transfers property to a partnership for which property the person receives or is deemed to receive cash or other consideration. Pursuant to Treas. Reg. § 1.707-3(b)(1), such a disguised sale occurs if, based on all the facts and circumstances, (i) a transfer of cash to the person transferring the property to the partnership would not have been made but for the transfer of property and (ii) in cases in which the transfers of property and cash are not made simultaneously, the subsequent transfer is not dependent on the entrepreneurial risks of partnership operations.24 The Funds have represented that Acquiring Fund will receive no consideration in the Reorganization other than (i) the assets of the Target Fund in connection with the RIC Exchange, and (ii) the Portfolio Interest, and the Portfolio’s assumption of the Target Fund Portfolio Obligations, in connection with the Subscription.

As an open-end fund, the Portfolio must redeem its interests for cash or other consideration upon the demand of its interest holders.25 The Portfolio is not required, and generally does not expect, to make distributions to interest holders other than distributions in redemption of interests in the Portfolio pursuant to the terms of Section 22(e) of the 1940 Act. Any proceeds of a redemption or distribution with respect to the Portfolio Interest would be received by Acquiring Fund, which is also the transferor of the assets of the Target Fund received in the RIC Exchange. Under Treas. Reg. § 1.707-3(c), if a transfer of cash from a partnership to a partner occurs within two year of a transfer of property by a partner to a partnership, the transfer is presumed to be a disguised sale unless the facts and circumstances clearly establish otherwise.26 The regulations set forth a list of factors relevant to a determination of whether a disguised sale has occurred that we believe do not point towards a disguised sale in these circumstances.27 Most notably, in this context a person transferring

[24]	In addition, in certain circumstances, an assumption of liabilities by a partnership in connection with the transfer of property by a partner to the partnership could be treated as a transfer of consideration to the partner, thus potentially giving rise to a disguised sale. Treas. Reg. § 1.707-5(a). The Funds and the Portfolio have represented that the Portfolio will not assume any liabilities of Target Fund or Acquiring Fund in connection with the Subscription and none of the Target Fund Portfolio Assets will be transferred to the Portfolio subject to a liability.
[25]	See Sections 2(a)(32) and 22(e) of the 1940 Act.
[26]	Treas. Reg. § 1.707-3(c). In addition, when the transfer of property and the transfer of cash occur within two years of each other, the transfers must be disclosed to the IRS. Treas. Reg. §§ 1.707-3(c)(2) and 1.707-8.
[27]

Treas. Reg. § 1.707-3(b)(2). These factors include: (i) the timing and amount of a subsequent transfer are determinable with reasonable certainty at the time of an earlier transfer; (ii) the transferor has a legally enforceable right to the subsequent transfer; (iii) the partner’s right to receive the money is secured; (iv) a person has made or is legally obligated to make contributions to the partnership in order to permit the partnership to make the transfer of money; (v) a person has loaned or has agreed to loan the partnership money to enable the partnership to make the transfer; (vi) the partnership has incurred or is obligated to incur debt to permit it to make the transfer of money; (vii) the partnership holds money or other liquid assets, beyond the reasonable needs of the business, that are expected to be available to make the transfer of money; (viii) partnership distributions, allocations or control of partnership operations is designed to effect an exchange of the burdens and benefits of ownership of property; (ix) the transfer of money by the partnership to the partner is disproportionately large in relationship to the partner’s general and continuing interest in partnership profits; and (x) the partner has no obligation to return or repay the money to the partnership. It is not clear whether ordinary course redemptions should properly be treated as disguised sales. See e.g. Rev. Rul. 99-58, 1999-2 CB 701 (ruling that redemptions of stock by a corporation pursuant to an ordinary course stock repurchase plan following a reorganization are not taken into account for purposes of meeting the continuity of proprietary interest requirement applicable to tax-free reorganizations).

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property to the Portfolio has the same rights of redemption as all holders of interests in the Portfolio, and, up until redemption, will share in the performance of the Portfolio in the same manner as all other interest holders. Furthermore, Acquiring Fund has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio it has held before the Reorganization, in connection with the Reorganization or (ii) to otherwise redeem any of its interests in the Portfolio after the Reorganization other than in the ordinary course of business and in connection with meeting redemptions of its shares by its shareholders, or in connection with meeting its distribution requirements and otherwise maintaining its qualification for treatment as a RIC for U.S. federal income tax purposes under Sections 851 and 852 of the Code and eliminating fund-level tax. The Portfolio has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio, in connection with the Reorganization or other than in the ordinary course or (ii) to make payments of cash or other consideration to its interest holders following the Reorganization other than with respect to ordinary-course redemptions or any distributions, the amount of which is determined by reference to the Portfolio’s net investment income or net realized capital gains, in order to enable the interest holders to meet their distribution requirements and to eliminate any fund-level tax. There is no guidance regarding how to apply the facts-and-circumstances test to an open-end investment management company that transfers cash to partners in connection with the redemption of units or distributions within two years following a transfer of property to the partnership.28 Further, while the Funds’ representations as to their current plans or intentions provide substantial support for the conclusion that the disguised sale rules should not apply to the Reorganization, actions taken subsequent to the closing of the Reorganization – including those that are not currently contemplated - could affect the possible application of the disguised sale rules.

Consequently, we are unable to express an opinion as to whether Section 707(a)(2)(B) applies to any transfer of property to an open-end investment company, including the transfers

[28]

In addition, it is not clear whether reallocations of partnership liabilities should be treated as deemed contributions to (in cases where a partner’s share of liabilities increases due to the reallocation), and distributions from (in cases where a partner’s share of liabilities decreases due to the reallocation) the partnership, and therefore as transfers of consideration that could give rise to a disguised sale. In proposed regulations under Section 707, the Service has taken the view that such deemed contributions and distributions should not be treated as resulting in transfers of consideration for purposes of the rules governing the disguised sale of a partnership interest. See, Section 707 Regarding Disguised Sales, Generally, 2004-2 C.B. 1009, 1010 (published in the Federal Register on November 26, 2004). However, the proposed regulations were subsequently withdrawn. See, Withdrawal of Notice of Proposed Rulemaking, 74 Fed. Reg. 3508, 3509 (Jan. 21, 2009).

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occurring as part of the Reorganization. We note that in the case of the Reorganization, we are unaware of any unusual facts suggesting that the disguised sale rules should apply, and in the absence of any such facts, we believe the better view is that transfers of cash from the Portfolio following the Reorganization, upon ordinary-course redemptions in accordance with the terms of Sections 2(a)(32) and 22(e) of the 1940 Act, and distributions to enable holders of Portfolio interests to meet their distribution requirements and to eliminate fund-level tax, should not be disguised sales. As noted above, any gain or loss so triggered would likely be de minimis.

Opinion

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The acquisition by Acquiring Fund of all the assets of Target Fund in exchange for Acquisition Shares and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund to its shareholders of all the Acquisition Shares it received in complete liquidation and termination of Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or (ii) the distribution of the Acquisition Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all liabilities and obligations of Target Fund;

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(iv)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(v)	Under Section 1223(2) of the Code, Acquiring Fund’s holding periods in the assets it receives from Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Acquiring Fund;

(vi)	Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Reorganization Shares;

(vii)	Under Section 358 of the Code, the aggregate tax basis in the Reorganization Shares that a Target Fund shareholder receives will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor;

(viii)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period in the Reorganization Shares received will include the shareholder’s holding period in the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder;

(x)	Under Section 721(a) of the Code, the Acquiring Fund will recognize no gain or loss upon the transfer of the Target Fund Portfolio Assets to the Portfolio solely in exchange for the Portfolio Interest;

(xi)	Under Sections 722 and 752 of the Code, the Acquiring Fund’s aggregate tax basis in the Portfolio Interest will equal the Acquiring Fund’s aggregate tax basis in the Target Fund Portfolio Assets immediately prior to the Subscription plus the Acquiring Fund’s share of the Portfolio’s liabilities immediately after the Subscription;

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(xii)	Under Section 1223(1) of the Code, the Acquiring Fund’s holding period in the Portfolio Interest will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets that were transferred to the Portfolio;

(xiii)	Under Section 721(a) of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Target Fund Portfolio Assets solely in exchange for an interest in the Portfolio;

(xiv)	Under Section 723 of the Code, the Portfolio’s tax basis in the Target Fund Portfolio Assets received from Acquiring Fund will be the same as the Acquiring Fund’s tax basis in such assets immediately prior to the Subscription; and

(xv)	Under Section 1223(2) of the Code, the Portfolio’s holding periods in the Target Fund Portfolio Assets received from the Acquiring Fund will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above, and therefore our opinion is not free from doubt. Our opinion is based on the Code, Treasury regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

August 29, 2016

SSGA Prime Money Market Fund	State Street Institutional Liquid Reserves Fund
c/o SSGA Funds	c/o State Street Institutional Investment Trust
State Street Financial Center	State Street Financial Center
One Lincoln Street	One Lincoln Street
Boston, Massachusetts 02111-2900	Boston, Massachusetts 02111-2900

State Street Money Market Portfolio c/o State Street Master Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of August 26, 2016, by and among: (i) SSGA Funds, a Massachusetts business trust (“Target Trust”), on behalf of one of its series, SSGA Prime Money Market Fund (“Target Fund”); and (ii) State Street Institutional Investment Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of one of its series, State Street Institutional Liquid Reserves Fund (“Acquiring Fund”). Capitalized terms not defined herein are used herein as defined in the Agreement.

The Agreement describes a proposed reorganization (the “Reorganization”) to occur as of the date of this letter, pursuant to which the following transactions will occur: (i) Acquiring Fund will acquire all of the assets of Target Fund in exchange solely for shares of beneficial interest in Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund (the transactions described in this clause (i), the “RIC Exchange”), and immediately thereafter, (ii) Acquiring Fund will transfer certain assets received from the Target Fund in the RIC Exchange (the “Target Fund Portfolio Assets”) to the State Street Money Market Portfolio (the “Portfolio,” and together with Target Fund and Acquiring Fund, the “Funds”), a series of the State Street Master Funds, a Massachusetts business trust (“Master Trust”), in exchange solely for an interest in the Portfolio (the “Portfolio Interest”) and the assumption by the Portfolio of certain liabilities assumed by the Acquiring Fund in the RIC Exchange (the liabilities so assumed, the “Target Fund Portfolio Obligations” and the transaction described in this clause (ii), the “Subscription”), and (iii) Target Fund will distribute the Acquisition Shares received by Target Fund to its shareholders in complete liquidation and termination of Target Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 9.5 of the Agreement.

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Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).1

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a RIC for U.S. federal income tax purposes under Section 851 of the Code. Acquiring Fund operates as a “feeder fund” that invests substantially all of its assets in the Portfolio, which invests directly in portfolio securities.

The Portfolio is registered under the 1940 Act as an open-end management investment company and is and will continue to be treated as a partnership for U.S. federal income tax purposes.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated June 29, 2016, and such other items as we have deemed necessary to render this opinion. In addition, each Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions, and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

The facts represented to us in the Representation Letters and our review of the foregoing materials support the conclusion that, based on the analysis and subject to the considerations set

[1]	Unless otherwise stated, all section references herein are to the Code, and references to regulations, to the Treasury regulations, in each case as in effect on the date of this opinion.

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forth below, (i) the RIC Exchange will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Target Fund and Acquiring Fund will each constitute a “party to a reorganization” within the meaning of Section 368(b) of the Code, and (ii) the Subscription will qualify for tax-free treatment pursuant to Section 721 of the Code. The Reorganization’s consequences to Target Fund shareholders and the Funds are set forth more fully below.

Tax-Free Reorganization under Section 368(a)

In order for the RIC Exchange to qualify as a reorganization under Section 368(a) of the Code, the continuity of business enterprise (“COBE”) requirement set forth in Treas. Reg. § 1.368-1(d) requires that Acquiring Fund either continue to use a significant portion of Target Fund’s historic business assets in a business (i.e., satisfy the “historic assets test”) or continue the historic business of Target Fund (i.e., satisfy the “historic business test”).2 A corporation’s historic business assets are the assets used in its historic business.3 In general, a corporation’s historic business is the business it has conducted most recently prior to the reorganization, except that a corporation’s historic business is not one the corporation enters into as part of a plan of reorganization.4

Target Fund’s historic business, and the business that each of Acquiring Fund and the Portfolio will continue following the Reorganization, is that of an open-end management investment company that operates as a money market fund subject to Rule 2a-7 of the 1940 Act, and that seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated money market securities. Target Fund has conducted this business by investing directly in cash and cash equivalents and short-term debt securities (all such investments, “portfolio securities”); Acquiring Fund conducts and plans to continue following the Reorganization to conduct the business by investing substantially all of its assets in the Portfolio; the Portfolio conducts and plans to continue to conduct this business by investing directly in portfolio securities. We note that on or about October 12, 2016, each of the Funds, including the Portfolio, will transition to a floating net asset value as required by an SEC regulation that becomes effective on October 14, 2016. The Funds have represented that the transition to a floating net asset value will not otherwise affect the Funds’ businesses, will occur regardless of whether the Reorganization is consummated, and is not a part of the plan of Reorganization.

There is no clear guidance as to what portion of Target Fund’s historic assets is “significant” for purposes of the historic assets test in a reorganization involving two regulated

[2]	Treas. Reg. § 1.368-1(d)(2)-(3).
[3]	Treas. Reg. § 1.368-1(d)(3)(ii).
[4]	Treas. Reg. § 1.368-1(d)(2)(iii).

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investment companies. The Internal Revenue Service (“IRS”) has recognized in private letter rulings that the continued use by an acquiring corporation of at least 33 and 1/3 percent of an acquired corporation’s historic business assets satisfies the historic assets test.5

The Target Fund Portfolio Assets will comprise assets that Target Fund will have transferred to Acquiring Fund in the RIC Exchange, and will include historic business assets of Target Fund with a value of at least 90 percent of the gross and net asset value of Target Fund’s assets as of the Closing Date.6 Pursuant to the Subscription, Acquiring Fund will contribute the Target Fund Portfolio Assets to the Portfolio, after which its percentage interest therein will exceed 90 percent. Treasury regulations provide that for purposes of the historic assets test each partner of a partnership will be treated as owning an acquired company’s business assets used in a business of the partnership in accordance with the partner’s interest in the partnership7 The partner is permitted to aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining the extent of ownership of such business assets.8 As noted above, Acquiring Fund’s ownership interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest, will exceed 90 percent.9 Therefore, following the Subscription, Acquiring Fund will be treated as continuing to use, i.e. continuing to hold, historic business assets of Target Fund with a value in excess of 80 percent of the fair market value of Target Fund’s assets as of the Closing Date – well in excess of the 33 and 1/3 percent of Target Fund’s historic business assets in a business following the Reorganization to which the IRS has historically looked as establishing the requisite level of continued use of acquired corporation assets, and the Reorganization meets the historic assets test.

With respect to the historic business test, Treasury regulations provide that an acquiring corporation will be treated as conducting the business of a partnership if the corporation owns a “significant interest” in the partnership business.10 Examples provided in the regulations

[5]	See, e.g., Priv. Ltr. Ruls. 200103056 (Oct. 25, 2000), 200046030 (Aug. 22, 2000), 200023017 (Mar. 2, 2000), 200021040 (Feb. 24, 2000), 200021048 (Feb. 29, 2000), 200021049 (Feb. 29, 2000), 200019034 (Feb. 15, 2000), 200017037 (Feb. 2, 2000). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.
[6]	For purposes of the historic assets test, the historic business assets of Target Fund are defined as those assets that were either (i) acquired by Target Fund prior to its management’s decision to propose to its Board of Trustees that it transfer any or all of its assets to Acquiring Fund or to the Portfolio on behalf of Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Reorganization.
[7]	Treas. Reg. § 1.368-1(d)(4)(iii)(A).
[8]	See Treas. Reg. § 1.368-1(d)(5), Example 11(i).
[9]	At the same time as the Reorganization, Acquiring Fund is expected to acquire the assets of another regulated investment company in a similar transaction. Acquiring Fund’s interest in the Portfolio will exceed 90 percent immediately following the Reorganization whether or not the other transaction occurs.
[10]	Treas. Reg. § 1.368-1(d)(4)(iii)(B)(1).

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indicate that a 33 and 1/3 percent interest in a partnership is a “significant interest” for this purpose.11 The examples also provide that an acquiring company may aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining whether this “significant interest” requirement is met.12 As noted above, Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent.13 As a result, Acquiring Fund will be treated as conducting the business of the Portfolio under the “significant interest” test.14 Because that business will consist of operating an open-end money market fund, we believe that the Reorganization satisfies the historic business test.

In Revenue Ruling 87-76, 1987-2 C.B. 84, the IRS ruled that the COBE requirement was not met in the case of an acquisition of all the assets of an investment company that invested in corporate stocks and taxable bonds by an investment company that invested in municipal bonds. The IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds, and that the acquired fund’s municipal bonds purchased with the proceeds of the sale of its stocks and taxable bonds, as part of the plan of reorganization, did not constitute “historic assets” in the acquired fund’s hands. The IRS’s conclusion in this ruling has always been questionable, and in subsequent private letter rulings the IRS relied upon historic business representations to conclude that the reorganizations therein satisfied the COBE requirement.15 Even if Rev. Rul. 87-76 were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

[11]	See Treas. Reg. § 1.368-1(d)(5), Example 10 (providing that a 33 and 1/3 percent interest satisfies the historic business test even if the acquiring company does not perform “active and substantial management functions” for the partnership).
[12]	See Treas. Reg. § 1.368-1(d)(5), Example 11(ii).
[13]	At the same time as the Reorganization, Acquiring Fund is expected to acquire the assets of another regulated investment company in a similar transaction. Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent whether or not the other transaction occurs.
[14]	More generally, the facts described in the Representation Letters support the conclusion that Acquiring Fund will be treated as continuing the historic business of Target Fund regardless of the fact that Acquiring Fund conducts, and will continue to conduct its business through the Portfolio. Because Acquiring Fund invests all its assets in the Portfolio, and the Portfolio and Acquiring Fund have identical investment objectives and strategies and the same investment adviser, Acquiring Fund’s business should be defined only by reference to the activities of the Portfolio. Further, Target Fund’s investment objectives and strategies are highly similar to those of Acquiring Fund and the Portfolio.
[15]	We understand that the IRS has ruled privately that the following reorganizations met the historic business test: (i) a narrow-based, non-diversified growth fund into a broad-based, diversified growth fund; (ii) an industry-specific fund into a diversified dividend and income fund; and (iii) a state-specific tax-exempt bond fund into a national tax-exempt bond fund. Priv. Ltr. Ruls. 200542006, 200543049, and 200546007 (Jul. 8, 2005). See also Priv. Ltr. Ruls. 20062011 and 20062012 (May 26, 2006), and PLR 200818021 (5/2/2008). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.

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If and to the extent that the Portfolio disposes of securities formerly held by Target Fund, these dispositions will be in the normal course of operations, which include redemptions pursuant to the terms of Section 22(e) of the 1940 Act, and will be fully consistent with Acquiring Fund’s and the Portfolio’s investment objectives and strategies, including those objectives and strategies they share with Target Fund. Moreover, all proceeds generated by such dispositions not distributed in the ordinary course of business, including in connection with meeting redemptions of interests in the Portfolio, will be reinvested in a manner fully consistent with such policies.

Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the COBE doctrine is fulfilled by satisfaction of both the historic assets test and the historic business test.16 We call to your attention the fact that there is no case law on this issue, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely dealing specifically with the application of the COBE requirement to a reorganization involving two or more investment companies.

The Subscription

Nonrecognition of Gain or Loss

In our view, the Subscription will qualify as a tax-free contribution of property to a partnership by a partner within the meaning of Section 721(a) of the Code. Pursuant to Section 721(a), no gain or loss is recognized by a partnership or any of its partners with respect to a contribution of property to such partnership in exchange for an interest in such partnership. It is also the case that under Section 721(b), gain will be recognized “on a transfer of property to a partnership which would be treated as an investment company (within the meaning of Section 351) if the partnership were incorporated.” The definition of an “investment company” for this purpose, and more generally the rules for application of this provision, are found in Treasury regulations under Section 351 of the Code.17

[16]	We note that under the common law doctrine of “remote continuity of interest,” a reorganization could be disqualified under Section 368(a) if the acquiring corporation did not continue to hold the target corporation’s assets directly but rather held such assets through a subsidiary. See Groman v. Comm’r, 302 U.S. 82 (1937); Helvering v. Bashford, 302 U.S. 454 (1938). Under current law, no separate “remote continuity” doctrine applies, and a transaction otherwise qualifying as a reorganization under Section 368(a) will not be disqualified as a result of a drop-down of assets if the COBE requirement is satisfied. Treas. Reg. § 1.368-2(k); T.D. 8760 (Jan. 23, 1998) (“The IRS and Treasury Department believe the COBE requirements adequately address the issues raised in Groman and Bashford and their progeny.”).
[17]	See General Explanation of the Tax Reform Act of 1976 (H.R. 1062, 94th Congress, Public Law 94-455) prepared by the Joint Committee on Taxation, December 29, 1976, at 657.

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Under Treas. Reg. § 1.351-1(c)(1)(i), gain is not recognized on a transfer to a partnership under Section 721(b) unless “the transfer results, directly or indirectly, in diversification of the transferors’ interests.” Treas. Reg. § 1.351-1(c)(6) provides that “a transfer of stocks and securities will not be treated as resulting in a diversification of the transferors’ interests if each transferor transfers a diversified portfolio of stocks and securities.” In general, a portfolio of assets is so diversified if it satisfies the 25 and 50-percent tests of Section 368(a)(2)(F) of the Code, as modified by Treas. Reg. § 1.351-1(c) (the “Diversified Portfolio Test”).

Under the Diversified Portfolio Test, a portfolio of stocks and securities is diversified if “not more than 25 percent of the value of its total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the ‘stock and securities’ of 5 or fewer issuers.”18 Target Fund and Acquiring Fund have represented that the Target Fund Portfolio Assets constitute a diversified portfolio of assets within the meaning of Treas. Reg. § 1.351-1(c)(6), and the Portfolio has represented that following the Reorganization it expects to offer its interests continuously to Acquiring Fund and other feeder funds in exchange for cash or potentially other consideration.

As a result, under Section 721(a) of the Code, Acquiring Fund will not recognize gain or loss upon the Subscription.

Basis and Holding Period Consequences

Given the foregoing treatment of the Subscription under Section 721(a), under Section 723 of the Code the Portfolio’s basis in the assets received in the Subscription will equal Acquiring Fund’s adjusted basis in such assets immediately prior to the Subscription which, in turn, will equal Target Fund’s adjusted basis in such assets immediately prior to the RIC Exchange, as described and subject to the limitations below.19 Under Section 1223(2) of the

[18]	Section 368(a)(2)(F)(ii). For this purpose cash and cash items (including receivables) and, to the extent provided in Treasury regulations, assets acquired (through incurring of indebtedness or otherwise) for purposes of meeting (or failing to meet) the Diversified Portfolio Test are excluded in determining total assets. Section 368(a)(2)(F)(iv). The Code and regulations also set forth specific rules regarding the treatment of government securities and interests in certain RICs, REITs or investment companies for purposes of applying the Diversified Portfolio Test. See Treas. Reg. § 1.351-1(c)(6)(i) and Code § 368(a)(2)(F)(ii).
[19]

Section 723 provides that “[t]he basis of property contributed to a partnership by a partner shall be the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.” As described above, no gain will be recognized under Section 721(b) upon the Subscription.

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Code, the Portfolio’s holding period in the Target Fund Portfolio Assets will include Acquiring Fund’s holding period in such assets which, in turn, will include Target Fund’s holding period in such assets, as described below.20 Similarly, under Section 722 of the Code Acquiring Fund’s basis in the Portfolio Interest will include the sum of Acquiring Fund’s adjusted bases in the Target Fund Portfolio Assets immediately before the Subscription.21 In addition, under Section 752 of the Code, Acquiring Fund’s basis in the Portfolio Interest will include the Portfolio’s liabilities allocated to Acquiring Fund immediately after the Subscription, including Acquiring Fund’s share of the Target Fund Portfolio Liabilities.22 Under Section 1223(1) of the Code, Acquiring Fund’s holding period in the Portfolio Interest will include Acquiring Fund’s holding period in the assets received from the Target Fund.23

A Note Regarding the Disguised Sale Rules

We note that, notwithstanding the above, if or to the extent the transfer of assets received from the Target Fund in connection with the Subscription were treated as a “disguised sale” under Section 707(a)(2)(B) of the Code, such transfer would be treated as a taxable sale or exchange rather than a tax-free contribution of property under Section 721(a), with a correlative impact on the basis and holding period consequences discussed above. Given the Funds’ status as money market funds, any gain or loss so recognized is likely to be de minimis. As set forth further below, it is not possible to reach a conclusion on any disguised sale question wholly prospectively.

[20]	Section 1223(2) provides that a taxpayer’s holding period for property includes the period for which such property was held by another person if the taxpayer’s basis in such property is the same in whole or in part as the basis in the hands of such other person.
[21]	Section 722 provides that “[t]he basis of an interest in a partnership acquired by a contribution of property…to the partnership shall be …the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.”
[22]	Generally, an increase in a partner’s share of liabilities is treated as a contribution of money by the partner to the partnership. Code § 752(a). Such deemed contribution increases the partner’s basis in its partnership interest under Section 722. A decrease in a partner’s share of liabilities and the assumption by the partnership of the partner’s liabilities is treated as a distribution of money to the partner. Code §§ 752(a), (b). Such deemed distribution decreases the partner’s basis and thereafter results in gain to the partner under Sections 733 and 731, respectively. If a partner experiences both an increase and a decrease in it its share of partnership liabilities as a result of a single transaction, only the net increase or decrease results in a deemed contribution or distribution, as applicable. Treas. Reg. § 1.752-1(f).
[23]	A partner has a unitary basis in its entire interest in a partnership, even for interests acquired in exchange for multiple assets or acquired at different times. See Rev. Rul. 84-53, 1984-1 C.B. 159. Acquiring Fund will have a split holding period with respect to the Portfolio Interest, allocated in proportion to the fair market value of the assets received from Target Fund. See Treas. Reg. § 1.1223-3.

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Section 707(a)(2)(B) potentially applies in lieu of Section 721(a) where a person transfers property to a partnership for which property the person receives or is deemed to receive cash or other consideration. Pursuant to Treas. Reg. § 1.707-3(b)(1), such a disguised sale occurs if, based on all the facts and circumstances, (i) a transfer of cash to the person transferring the property to the partnership would not have been made but for the transfer of property and (ii) in cases in which the transfers of property and cash are not made simultaneously, the subsequent transfer is not dependent on the entrepreneurial risks of partnership operations.24 The Funds have represented that Acquiring Fund will receive no consideration in the Reorganization other than (i) the assets of the Target Fund in connection with the RIC Exchange, and (ii) the Portfolio Interest, and the Portfolio’s assumption of the Target Fund Portfolio Obligations, in connection with the Subscription.

As an open-end fund, the Portfolio must redeem its interests for cash or other consideration upon the demand of its interest holders.25 The Portfolio is not required, and generally does not expect, to make distributions to interest holders other than distributions in redemption of interests in the Portfolio pursuant to the terms of Section 22(e) of the 1940 Act. Any proceeds of a redemption or distribution with respect to the Portfolio Interest would be received by Acquiring Fund, which is also the transferor of the assets of the Target Fund received in the RIC Exchange. Under Treas. Reg. § 1.707-3(c), if a transfer of cash from a partnership to a partner occurs within two year of a transfer of property by a partner to a partnership, the transfer is presumed to be a disguised sale unless the facts and circumstances clearly establish otherwise.26 The regulations set forth a list of factors relevant to a determination of whether a disguised sale has occurred that we believe do not point towards a disguised sale in these circumstances.27 Most notably, in this context a person transferring

[24]	In addition, in certain circumstances, an assumption of liabilities by a partnership in connection with the transfer of property by a partner to the partnership could be treated as a transfer of consideration to the partner, thus potentially giving rise to a disguised sale. Treas. Reg. § 1.707-5(a). The Funds and the Portfolio have represented that the Portfolio will not assume any liabilities of Target Fund or Acquiring Fund in connection with the Subscription and none of the Target Fund Portfolio Assets will be transferred to the Portfolio subject to a liability.
[25]	See Sections 2(a)(32) and 22(e) of the 1940 Act.
[26]	Treas. Reg. § 1.707-3(c). In addition, when the transfer of property and the transfer of cash occur within two years of each other, the transfers must be disclosed to the IRS. Treas. Reg. §§ 1.707-3(c)(2) and 1.707-8.
[27]

Treas. Reg. § 1.707-3(b)(2). These factors include: (i) the timing and amount of a subsequent transfer are determinable with reasonable certainty at the time of an earlier transfer; (ii) the transferor has a legally enforceable right to the subsequent transfer; (iii) the partner’s right to receive the money is secured; (iv) a person has made or is legally obligated to make contributions to the partnership in order to permit the partnership to make the transfer of money; (v) a person has loaned or has agreed to loan the partnership money to enable the partnership to make the transfer; (vi) the partnership has incurred or is obligated to incur debt to permit it to make the transfer of money; (vii) the partnership holds money or other liquid assets, beyond the reasonable needs of the business, that are expected to be available to make the transfer of money; (viii) partnership distributions, allocations or control of partnership operations is designed to effect an exchange of the burdens and benefits of ownership of property; (ix) the transfer of money by the partnership to the partner is disproportionately large in relationship to the partner’s general and continuing interest in partnership profits; and (x) the partner has no obligation to return or repay the money to the partnership. It is not clear whether ordinary course redemptions should properly be treated as disguised sales. See e.g. Rev. Rul. 99-58, 1999-2 CB 701 (ruling that redemptions of stock by a corporation pursuant to an ordinary course stock repurchase plan following a reorganization are not taken into account for purposes of meeting the continuity of proprietary interest requirement applicable to tax-free reorganizations).

9

SSGA Prime Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

property to the Portfolio has the same rights of redemption as all holders of interests in the Portfolio, and, up until redemption, will share in the performance of the Portfolio in the same manner as all other interest holders. Furthermore, Acquiring Fund has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio it has held before the Reorganization, in connection with the Reorganization or (ii) to otherwise redeem any of its interests in the Portfolio after the Reorganization other than in the ordinary course of business and in connection with meeting redemptions of its shares by its shareholders, or in connection with meeting its distribution requirements and otherwise maintaining its qualification for treatment as a RIC for U.S. federal income tax purposes under Sections 851 and 852 of the Code and eliminating fund-level tax. The Portfolio has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio, in connection with the Reorganization or other than in the ordinary course or (ii) to make payments of cash or other consideration to its interest holders following the Reorganization other than with respect to ordinary-course redemptions or any distributions, the amount of which is determined by reference to the Portfolio’s net investment income or net realized capital gains, in order to enable the interest holders to meet their distribution requirements and to eliminate any fund-level tax. There is no guidance regarding how to apply the facts-and-circumstances test to an open-end investment management company that transfers cash to partners in connection with the redemption of units or distributions within two years following a transfer of property to the partnership.28 Further, while the Funds’ representations as to their current plans or intentions provide substantial support for the conclusion that the disguised sale rules should not apply to the Reorganization, actions taken subsequent to the closing of the Reorganization – including those that are not currently contemplated - could affect the possible application of the disguised sale rules.

Consequently, we are unable to express an opinion as to whether Section 707(a)(2)(B) applies to any transfer of property to an open-end investment company, including the transfers

[28]

In addition, it is not clear whether reallocations of partnership liabilities should be treated as deemed contributions to (in cases where a partner’s share of liabilities increases due to the reallocation), and distributions from (in cases where a partner’s share of liabilities decreases due to the reallocation) the partnership, and therefore as transfers of consideration that could give rise to a disguised sale. In proposed regulations under Section 707, the Service has taken the view that such deemed contributions and distributions should not be treated as resulting in transfers of consideration for purposes of the rules governing the disguised sale of a partnership interest. See, Section 707 Regarding Disguised Sales, Generally, 2004-2 C.B. 1009, 1010 (published in the Federal Register on November 26, 2004). However, the proposed regulations were subsequently withdrawn. See, Withdrawal of Notice of Proposed Rulemaking, 74 Fed. Reg. 3508, 3509 (Jan. 21, 2009).

10

SSGA Prime Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

occurring as part of the Reorganization. We note that in the case of the Reorganization, we are unaware of any unusual facts suggesting that the disguised sale rules should apply, and in the absence of any such facts, we believe the better view is that transfers of cash from the Portfolio following the Reorganization, upon ordinary-course redemptions in accordance with the terms of Sections 2(a)(32) and 22(e) of the 1940 Act, and distributions to enable holders of Portfolio interests to meet their distribution requirements and to eliminate fund-level tax, should not be disguised sales. As noted above, any gain or loss so triggered would likely be de minimis.

Opinion

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The acquisition by Acquiring Fund of all the assets of Target Fund in exchange for Acquisition Shares and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund to its shareholders of all the Acquisition Shares it received in complete liquidation and termination of Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or (ii) the distribution of the Acquisition Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all liabilities and obligations of Target Fund;

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SSGA Prime Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

(iv)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(v)	Under Section 1223(2) of the Code, Acquiring Fund’s holding periods in the assets it receives from Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Acquiring Fund;

(vi)	Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Reorganization Shares;

(vii)	Under Section 358 of the Code, the aggregate tax basis in the Reorganization Shares that a Target Fund shareholder receives will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor;

(viii)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period in the Reorganization Shares received will include the shareholder’s holding period in the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder;

(x)	Under Section 721(a) of the Code, the Acquiring Fund will recognize no gain or loss upon the transfer of the Target Fund Portfolio Assets to the Portfolio solely in exchange for the Portfolio Interest;

(xi)	Under Sections 722 and 752 of the Code, the Acquiring Fund’s aggregate tax basis in the Portfolio Interest will equal the Acquiring Fund’s aggregate tax basis in the Target Fund Portfolio Assets immediately prior to the Subscription plus the Acquiring Fund’s share of the Portfolio’s liabilities immediately after the Subscription;

12

SSGA Prime Money Market Fund State Street Institutional Liquid Reserves Fund State Street Money Market Portfolio	August 29, 2016

(xii)	Under Section 1223(1) of the Code, the Acquiring Fund’s holding period in the Portfolio Interest will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets that were transferred to the Portfolio;

(xiii)	Under Section 721(a) of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Target Fund Portfolio Assets solely in exchange for an interest in the Portfolio;

(xiv)	Under Section 723 of the Code, the Portfolio’s tax basis in the Target Fund Portfolio Assets received from Acquiring Fund will be the same as the Acquiring Fund’s tax basis in such assets immediately prior to the Subscription; and

(xv)	Under Section 1223(2) of the Code, the Portfolio’s holding periods in the Target Fund Portfolio Assets received from the Acquiring Fund will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above, and therefore our opinion is not free from doubt. Our opinion is based on the Code, Treasury regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

13

August 29, 2016

SSGA U.S Government Money Market Fund c/o SSGA Funds State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900	State Street Institutional U.S. Government Money Market Fund c/o State Street Institutional Investment Trust State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900

State Street U.S. Government Money Market Portfolio c/o State Street Master Funds
State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of August 26, 2016, by and among: (i) SSGA Funds, a Massachusetts business trust (“Target Trust”), on behalf of one of its series, SSGA U.S. Government Money Market Fund (“Target Fund”); and (ii) State Street Institutional Investment Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of one of its series, State Street Institutional U.S. Government Money Market Fund (“Acquiring Fund”). Capitalized terms not defined herein are used herein as defined in the Agreement.

The Agreement describes a proposed reorganization (the “Reorganization”) to occur as of the date of this letter, pursuant to which the following transactions will occur: (i) Acquiring Fund will acquire all of the assets of Target Fund in exchange solely for shares of beneficial interest in Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund (the transactions described in this clause (i), the “RIC Exchange”), and immediately thereafter, (ii) Acquiring Fund will transfer certain assets received from the Target Fund in the RIC Exchange (the “Target Fund Portfolio Assets”) to the State Street U.S. Government Money Market Portfolio (the “Portfolio,” and together with Target Fund and Acquiring Fund, the “Funds”), a series of the State Street Master Funds, a Massachusetts business trust (“Master Trust”), in exchange solely for an interest in the Portfolio (the “Portfolio Interest”) and the assumption by the Portfolio of certain liabilities assumed by the Acquiring Fund in the RIC Exchange (the liabilities so assumed, the “Target Fund Portfolio Obligations” and the transaction described in this clause (ii), the “Subscription”), and (iii) Target Fund will distribute the Acquisition Shares received by Target Fund to its shareholders in complete liquidation and termination of Target Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 9.5 of the Agreement.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).1

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a RIC for U.S. federal income tax purposes under Section 851 of the Code. Acquiring Fund operates as a “feeder fund” that invests substantially all of its assets in the Portfolio, which invests directly in portfolio securities.

The Portfolio is registered under the 1940 Act as an open-end management investment company and is and will continue to be treated as a partnership for U.S. federal income tax purposes.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated June 29, 2016, and such other items as we have deemed necessary to render this opinion. In addition, each Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions, and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

[1]	Unless otherwise stated, all section references herein are to the Code, and references to regulations, to the Treasury regulations, in each case as in effect on the date of this opinion.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

The facts represented to us in the Representation Letters and our review of the foregoing materials support the conclusion that, based on the analysis and subject to the considerations set forth below, (i) the RIC Exchange will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Target Fund and Acquiring Fund will each constitute a “party to a reorganization” within the meaning of Section 368(b) of the Code, and (ii) the Subscription will qualify for tax-free treatment pursuant to Section 721 of the Code. The Reorganization’s consequences to Target Fund shareholders and the Funds are set forth more fully below.

Tax-Free Reorganization under Section 368(a)

In order for the RIC Exchange to qualify as a reorganization under Section 368(a) of the Code, the continuity of business enterprise (“COBE”) requirement set forth in Treas. Reg. § 1.368-1(d) requires that Acquiring Fund either continue to use a significant portion of Target Fund’s historic business assets in a business (i.e., satisfy the “historic assets test”) or continue the historic business of Target Fund (i.e., satisfy the “historic business test”).2 A corporation’s historic business assets are the assets used in its historic business.3 In general, a corporation’s historic business is the business it has conducted most recently prior to the reorganization, except that a corporation’s historic business is not one the corporation enters into as part of a plan of reorganization.4

Target Fund’s historic business, and the business that each of Acquiring Fund and the Portfolio will continue following the Reorganization, is that of an open-end management investment company that operates as a money market fund subject to Rule 2a-7 of the 1940 Act, and that seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less. Target Fund has conducted this business by investing directly in cash and cash equivalents and short-term debt securities (all such investments, “portfolio securities”); Acquiring Fund conducts and plans to continue following the Reorganization to conduct the business by investing substantially all of its assets in the Portfolio; the Portfolio conducts and plans to continue to conduct this business by investing directly in portfolio securities.

There is no clear guidance as to what portion of Target Fund’s historic assets is “significant” for purposes of the historic assets test in a reorganization involving two regulated

[2]	Treas. Reg. § 1.368-1(d)(2)-(3).
[3]	Treas. Reg. § 1.368-1(d)(3)(ii).
[4]	Treas. Reg. § 1.368-1(d)(2)(iii).

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

investment companies. The Internal Revenue Service (“IRS”) has recognized in private letter rulings that the continued use by an acquiring corporation of at least 33 and 1/3 percent of an acquired corporation’s historic business assets satisfies the historic assets test.5

The Target Fund Portfolio Assets will comprise assets that Target Fund will have transferred to Acquiring Fund in the RIC Exchange, and will include historic business assets of Target Fund with a value of at least 90 percent of the gross and net asset value of Target Fund’s assets as of the Closing Date.6 Pursuant to the Subscription, Acquiring Fund will contribute the Target Fund Portfolio Assets to the Portfolio, after which its percentage interest therein will exceed 90 percent. Treasury regulations provide that for purposes of the historic assets test each partner of a partnership will be treated as owning an acquired company’s business assets used in a business of the partnership in accordance with the partner’s interest in the partnership7 The partner is permitted to aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining the extent of ownership of such business assets.8 As noted above, Acquiring Fund’s ownership interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest, will exceed 90 percent. Therefore, following the Subscription, Acquiring Fund will be treated as continuing to use, i.e. continuing to hold, historic business assets of Target Fund with a value in excess of 80 percent of the fair market value of Target Fund’s assets as of the Closing Date – well in excess of the 33 and 1/3 percent of Target Fund’s historic business assets in a business following the Reorganization to which the IRS has historically looked as establishing the requisite level of continued use of acquired corporation assets, and the Reorganization meets the historic assets test.

With respect to the historic business test, Treasury regulations provide that an acquiring corporation will be treated as conducting the business of a partnership if the corporation owns a “significant interest” in the partnership business.9 Examples provided in the regulations indicate that a 33 and 1/3 percent interest in a partnership is a “significant interest” for this purpose.10 The examples also provide that an acquiring company may aggregate partnership

[5]	See, e.g., Priv. Ltr. Ruls. 200103056 (Oct. 25, 2000), 200046030 (Aug. 22, 2000), 200023017 (Mar. 2, 2000), 200021040 (Feb. 24, 2000), 200021048 (Feb. 29, 2000), 200021049 (Feb. 29, 2000), 200019034 (Feb. 15, 2000), 200017037 (Feb. 2, 2000). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.
[6]	For purposes of the historic assets test, the historic business assets of Target Fund are defined as those assets that were either (i) acquired by Target Fund prior to its management’s decision to propose to its Board of Trustees that it transfer any or all of its assets to Acquiring Fund or to the Portfolio on behalf of Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Reorganization.
[7]	Treas. Reg. § 1.368-1(d)(4)(iii)(A).
[8]	See Treas. Reg. § 1.368-1(d)(5), Example 11(i).
[9]	Treas. Reg. § 1.368-1(d)(4)(iii)(B)(1).
[10]	See Treas. Reg. § 1.368-1(d)(5), Example 10 (providing that a 33 and 1/3 percent interest satisfies the historic business test even if the acquiring company does not perform “active and substantial management functions” for the partnership).

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

interests received in connection with the reorganization with preexisting partnership interests for purposes of determining whether this “significant interest” requirement is met.11 As noted above, Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent. As a result, Acquiring Fund will be treated as conducting the business of the Portfolio under the “significant interest” test.12 Because that business will consist of operating an open-end money market fund, we believe that the Reorganization satisfies the historic business test.

In Revenue Ruling 87-76, 1987-2 C.B. 84, the IRS ruled that the COBE requirement was not met in the case of an acquisition of all the assets of an investment company that invested in corporate stocks and taxable bonds by an investment company that invested in municipal bonds. The IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds, and that the acquired fund’s municipal bonds purchased with the proceeds of the sale of its stocks and taxable bonds, as part of the plan of reorganization, did not constitute “historic assets” in the acquired fund’s hands. The IRS’s conclusion in this ruling has always been questionable, and in subsequent private letter rulings the IRS relied upon historic business representations to conclude that the reorganizations therein satisfied the COBE requirement.13 Even if Rev. Rul. 87-76 were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

If and to the extent that the Portfolio disposes of securities formerly held by Target Fund, these dispositions will be in the normal course of operations, which include redemptions pursuant to the terms of Section 22(e) of the 1940 Act, and will be fully consistent with

[11]	See Treas. Reg. § 1.368-1(d)(5), Example 11(ii).
[12]	More generally, the facts described in the Representation Letters support the conclusion that Acquiring Fund will be treated as continuing the historic business of Target Fund regardless of the fact that Acquiring Fund conducts, and will continue to conduct its business through the Portfolio. Because Acquiring Fund invests all its assets in the Portfolio, and the Portfolio and Acquiring Fund have identical investment objectives and strategies and the same investment adviser, Acquiring Fund’s business should be defined only by reference to the activities of the Portfolio. Further, Target Fund’s investment objectives and strategies are highly similar to those of Acquiring Fund and the Portfolio.
[13]	We understand that the IRS has ruled privately that the following reorganizations met the historic business test: (i) a narrow-based, non-diversified growth fund into a broad-based, diversified growth fund; (ii) an industry-specific fund into a diversified dividend and income fund; and (iii) a state-specific tax-exempt bond fund into a national tax-exempt bond fund. Priv. Ltr. Ruls. 200542006, 200543049, and 200546007 (Jul. 8, 2005). See also Priv. Ltr. Ruls. 20062011 and 20062012 (May 26, 2006), and PLR 200818021 (5/2/2008). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

Acquiring Fund’s and the Portfolio’s investment objectives and strategies, including those objectives and strategies they share with Target Fund. Moreover, all proceeds generated by such dispositions not distributed in the ordinary course of business, including in connection with meeting redemptions of interests in the Portfolio, will be reinvested in a manner fully consistent with such policies.

Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the COBE doctrine is fulfilled by satisfaction of both the historic assets test and the historic business test.14 We call to your attention the fact that there is no case law on this issue, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely dealing specifically with the application of the COBE requirement to a reorganization involving two or more investment companies.

The Subscription

Nonrecognition of Gain or Loss

In our view, the Subscription will qualify as a tax-free contribution of property to a partnership by a partner within the meaning of Section 721(a) of the Code. Pursuant to Section 721(a), no gain or loss is recognized by a partnership or any of its partners with respect to a contribution of property to such partnership in exchange for an interest in such partnership. It is also the case that under Section 721(b), gain will be recognized “on a transfer of property to a partnership which would be treated as an investment company (within the meaning of Section 351) if the partnership were incorporated.” The definition of an “investment company” for this purpose, and more generally the rules for application of this provision, are found in Treasury regulations under Section 351 of the Code.15

Under Treas. Reg. § 1.351-1(c)(1)(i), gain is not recognized on a transfer to a partnership under Section 721(b) unless “the transfer results, directly or indirectly, in diversification of the transferors’ interests.” Treas. Reg. § 1.351-1(c)(6) provides that “a transfer of stocks and

[14]	We note that under the common law doctrine of “remote continuity of interest,” a reorganization could be disqualified under Section 368(a) if the acquiring corporation did not continue to hold the target corporation’s assets directly but rather held such assets through a subsidiary. See Groman v. Comm’r, 302 U.S. 82 (1937); Helvering v. Bashford, 302 U.S. 454 (1938). Under current law, no separate “remote continuity” doctrine applies, and a transaction otherwise qualifying as a reorganization under Section 368(a) will not be disqualified as a result of a drop-down of assets if the COBE requirement is satisfied. Treas. Reg. § 1.368-2(k); T.D. 8760 (Jan. 23, 1998) (“The IRS and Treasury Department believe the COBE requirements adequately address the issues raised in Groman and Bashford and their progeny.”).
[15]	See General Explanation of the Tax Reform Act of 1976 (H.R. 1062, 94th Congress, Public Law 94-455) prepared by the Joint Committee on Taxation, December 29, 1976, at 657.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

securities will not be treated as resulting in a diversification of the transferors’ interests if each transferor transfers a diversified portfolio of stocks and securities.” In general, a portfolio of assets is so diversified if it satisfies the 25 and 50-percent tests of Section 368(a)(2)(F) of the Code, as modified by Treas. Reg. § 1.351-1(c) (the “Diversified Portfolio Test”).

Under the Diversified Portfolio Test, a portfolio of stocks and securities is diversified if “not more than 25 percent of the value of its total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the ‘stock and securities’ of 5 or fewer issuers.”16 Target Fund and Acquiring Fund have represented that the Target Fund Portfolio Assets constitute a diversified portfolio of assets within the meaning of Treas. Reg. § 1.351-1(c)(6), and the Portfolio has represented that following the Reorganization it expects to offer its interests continuously to Acquiring Fund and other feeder funds in exchange for cash or potentially other consideration.

As a result, under Section 721(a) of the Code, Acquiring Fund will not recognize gain or loss upon the Subscription.

Basis and Holding Period Consequences

Given the foregoing treatment of the Subscription under Section 721(a), under Section 723 of the Code the Portfolio’s basis in the assets received in the Subscription will equal Acquiring Fund’s adjusted basis in such assets immediately prior to the Subscription which, in turn, will equal Target Fund’s adjusted basis in such assets immediately prior to the RIC Exchange, as described and subject to the limitations below.17 Under Section 1223(2) of the Code, the Portfolio’s holding period in the Target Fund Portfolio Assets will include Acquiring Fund’s holding period in such assets which, in turn, will include Target Fund’s holding period in such assets, as described below.18 Similarly, under Section 722 of the Code Acquiring Fund’s basis in the Portfolio Interest will include the sum of Acquiring Fund’s adjusted bases in the

[16]	Section 368(a)(2)(F)(ii). For this purpose cash and cash items (including receivables) and, to the extent provided in Treasury regulations, assets acquired (through incurring of indebtedness or otherwise) for purposes of meeting (or failing to meet) the Diversified Portfolio Test are excluded in determining total assets. Section 368(a)(2)(F)(iv). The Code and regulations also set forth specific rules regarding the treatment of government securities and interests in certain RICs, REITs or investment companies for purposes of applying the Diversified Portfolio Test. See Treas. Reg. § 1.351-1(c)(6)(i) and Code § 368(a)(2)(F)(ii).
[17]	Section 723 provides that “[t]he basis of property contributed to a partnership by a partner shall be the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.” As described above, no gain will be recognized under Section 721(b) upon the Subscription.
[18]	Section 1223(2) provides that a taxpayer’s holding period for property includes the period for which such property was held by another person if the taxpayer’s basis in such property is the same in whole or in part as the basis in the hands of such other person.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

Target Fund Portfolio Assets immediately before the Subscription.19 In addition, under Section 752 of the Code, Acquiring Fund’s basis in the Portfolio Interest will include the Portfolio’s liabilities allocated to Acquiring Fund immediately after the Subscription, including Acquiring Fund’s share of the Target Fund Portfolio Liabilities.20 Under Section 1223(1) of the Code, Acquiring Fund’s holding period in the Portfolio Interest will include Acquiring Fund’s holding period in the assets received from the Target Fund.21

A Note Regarding the Disguised Sale Rules

We note that, notwithstanding the above, if or to the extent the transfer of assets received from the Target Fund in connection with the Subscription were treated as a “disguised sale” under Section 707(a)(2)(B) of the Code, such transfer would be treated as a taxable sale or exchange rather than a tax-free contribution of property under Section 721(a), with a correlative impact on the basis and holding period consequences discussed above. Given the Funds’ status as money market funds, any gain or loss so recognized is likely to be de minimis. As set forth further below, it is not possible to reach a conclusion on any disguised sale question wholly prospectively.

Section 707(a)(2)(B) potentially applies in lieu of Section 721(a) where a person transfers property to a partnership for which property the person receives or is deemed to receive cash or other consideration. Pursuant to Treas. Reg. § 1.707-3(b)(1), such a disguised sale occurs if, based on all the facts and circumstances, (i) a transfer of cash to the person transferring the property to the partnership would not have been made but for the transfer of property and (ii) in cases in which the transfers of property and cash are not made simultaneously, the subsequent transfer is not dependent on the entrepreneurial risks of partnership operations.22 The Funds

[19]	Section 722 provides that “[t]he basis of an interest in a partnership acquired by a contribution of property…to the partnership shall be …the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.”
[20]	Generally, an increase in a partner’s share of liabilities is treated as a contribution of money by the partner to the partnership. Code § 752(a). Such deemed contribution increases the partner’s basis in its partnership interest under Section 722. A decrease in a partner’s share of liabilities and the assumption by the partnership of the partner’s liabilities is treated as a distribution of money to the partner. Code §§ 752(a), (b). Such deemed distribution decreases the partner’s basis and thereafter results in gain to the partner under Sections 733 and 731, respectively. If a partner experiences both an increase and a decrease in it its share of partnership liabilities as a result of a single transaction, only the net increase or decrease results in a deemed contribution or distribution, as applicable. Treas. Reg. § 1.752-1(f).
[21]	A partner has a unitary basis in its entire interest in a partnership, even for interests acquired in exchange for multiple assets or acquired at different times. See Rev. Rul. 84-53, 1984-1 C.B. 159. Acquiring Fund will have a split holding period with respect to the Portfolio Interest, allocated in proportion to the fair market value of the assets received from Target Fund. See Treas. Reg. § 1.1223-3.
[22]	In addition, in certain circumstances, an assumption of liabilities by a partnership in connection with the transfer of property by a partner to the partnership could be treated as a transfer of consideration to the partner, thus potentially giving rise to a disguised sale. Treas. Reg. § 1.707-5(a). The Funds and the Portfolio have represented that the Portfolio will not assume any liabilities of Target Fund or Acquiring Fund in connection with the Subscription and none of the Target Fund Portfolio Assets will be transferred to the Portfolio subject to a liability.

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

have represented that Acquiring Fund will receive no consideration in the Reorganization other than (i) the assets of the Target Fund in connection with the RIC Exchange, and (ii) the Portfolio Interest, and the Portfolio’s assumption of the Target Fund Portfolio Obligations, in connection with the Subscription.

As an open-end fund, the Portfolio must redeem its interests for cash or other consideration upon the demand of its interest holders.23 The Portfolio is not required, and generally does not expect, to make distributions to interest holders other than distributions in redemption of interests in the Portfolio pursuant to the terms of Section 22(e) of the 1940 Act. Any proceeds of a redemption or distribution with respect to the Portfolio Interest would be received by Acquiring Fund, which is also the transferor of the assets of the Target Fund received in the RIC Exchange. Under Treas. Reg. § 1.707-3(c), if a transfer of cash from a partnership to a partner occurs within two year of a transfer of property by a partner to a partnership, the transfer is presumed to be a disguised sale unless the facts and circumstances clearly establish otherwise.24 The regulations set forth a list of factors relevant to a determination of whether a disguised sale has occurred that we believe do not point towards a disguised sale in these circumstances.25 Most notably, in this context a person transferring property to the Portfolio has the same rights of redemption as all holders of interests in the Portfolio, and, up until redemption, will share in the performance of the Portfolio in the same manner as all other interest holders. Furthermore, Acquiring Fund has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio it has held before the Reorganization, in connection with the Reorganization or (ii)

[23]	See Sections 2(a)(32) and 22(e) of the 1940 Act.
[24]	Treas. Reg. § 1.707-3(c). In addition, when the transfer of property and the transfer of cash occur within two years of each other, the transfers must be disclosed to the IRS. Treas. Reg. §§ 1.707-3(c)(2) and 1.707-8.
[25]	Treas. Reg. § 1.707-3(b)(2). These factors include: (i) the timing and amount of a subsequent transfer are determinable with reasonable certainty at the time of an earlier transfer; (ii) the transferor has a legally enforceable right to the subsequent transfer; (iii) the partner’s right to receive the money is secured; (iv) a person has made or is legally obligated to make contributions to the partnership in order to permit the partnership to make the transfer of money; (v) a person has loaned or has agreed to loan the partnership money to enable the partnership to make the transfer; (vi) the partnership has incurred or is obligated to incur debt to permit it to make the transfer of money; (vii) the partnership holds money or other liquid assets, beyond the reasonable needs of the business, that are expected to be available to make the transfer of money; (viii) partnership distributions, allocations or control of partnership operations is designed to effect an exchange of the burdens and benefits of ownership of property; (ix) the transfer of money by the partnership to the partner is disproportionately large in relationship to the partner’s general and continuing interest in partnership profits; and (x) the partner has no obligation to return or repay the money to the partnership. It is not clear whether ordinary course redemptions should properly be treated as disguised sales. See e.g. Rev. Rul. 99-58, 1999-2 CB 701 (ruling that redemptions of stock by a corporation pursuant to an ordinary course stock repurchase plan following a reorganization are not taken into account for purposes of meeting the continuity of proprietary interest requirement applicable to tax-free reorganizations).

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

to otherwise redeem any of its interests in the Portfolio after the Reorganization other than in the ordinary course of business and in connection with meeting redemptions of its shares by its shareholders, or in connection with meeting its distribution requirements and otherwise maintaining its qualification for treatment as a RIC for U.S. federal income tax purposes under Sections 851 and 852 of the Code and eliminating fund-level tax. The Portfolio has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio, in connection with the Reorganization or other than in the ordinary course or (ii) to make payments of cash or other consideration to its interest holders following the Reorganization other than with respect to ordinary-course redemptions or any distributions, the amount of which is determined by reference to the Portfolio’s net investment income or net realized capital gains, in order to enable the interest holders to meet their distribution requirements and to eliminate any fund-level tax. There is no guidance regarding how to apply the facts-and-circumstances test to an open-end investment management company that transfers cash to partners in connection with the redemption of units or distributions within two years following a transfer of property to the partnership.26 Further, while the Funds’ representations as to their current plans or intentions provide substantial support for the conclusion that the disguised sale rules should not apply to the Reorganization, actions taken subsequent to the closing of the Reorganization – including those that are not currently contemplated - could affect the possible application of the disguised sale rules.

Consequently, we are unable to express an opinion as to whether Section 707(a)(2)(B) applies to any transfer of property to an open-end investment company, including the transfers occurring as part of the Reorganization. We note that in the case of the Reorganization, we are unaware of any unusual facts suggesting that the disguised sale rules should apply, and in the absence of any such facts, we believe the better view is that transfers of cash from the Portfolio following the Reorganization, upon ordinary-course redemptions in accordance with the terms of Sections 2(a)(32) and 22(e) of the 1940 Act, and distributions to enable holders of Portfolio interests to meet their distribution requirements and to eliminate fund-level tax, should not be disguised sales. As noted above, any gain or loss so triggered would likely be de minimis.

[26]	In addition, it is not clear whether reallocations of partnership liabilities should be treated as deemed contributions to (in cases where a partner’s share of liabilities increases due to the reallocation), and distributions from (in cases where a partner’s share of liabilities decreases due to the reallocation) the partnership, and therefore as transfers of consideration that could give rise to a disguised sale. In proposed regulations under Section 707, the Service has taken the view that such deemed contributions and distributions should not be treated as resulting in transfers of consideration for purposes of the rules governing the disguised sale of a partnership interest. See, Section 707 Regarding Disguised Sales, Generally, 2004-2 C.B. 1009, 1010 (published in the Federal Register on November 26, 2004). However, the proposed regulations were subsequently withdrawn. See, Withdrawal of Notice of Proposed Rulemaking, 74 Fed. Reg. 3508, 3509 (Jan. 21, 2009).

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

Opinion

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The acquisition by Acquiring Fund of all the assets of Target Fund in exchange for Acquisition Shares and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund to its shareholders of all the Acquisition Shares it received in complete liquidation and termination of Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or (ii) the distribution of the Acquisition Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all liabilities and obligations of Target Fund;

(iv)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(v)	Under Section 1223(2) of the Code, Acquiring Fund’s holding periods in the assets it receives from Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Acquiring Fund;

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

(vi)	Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Reorganization Shares;

(vii)	Under Section 358 of the Code, the aggregate tax basis in the Reorganization Shares that a Target Fund shareholder receives will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor;

(viii)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period in the Reorganization Shares received will include the shareholder’s holding period in the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder;

(x)	Under Section 721(a) of the Code, the Acquiring Fund will recognize no gain or loss upon the transfer of the Target Fund Portfolio Assets to the Portfolio solely in exchange for the Portfolio Interest;

(xi)	Under Sections 722 and 752 of the Code, the Acquiring Fund’s aggregate tax basis in the Portfolio Interest will equal the Acquiring Fund’s aggregate tax basis in the Target Fund Portfolio Assets immediately prior to the Subscription plus the Acquiring Fund’s share of the Portfolio’s liabilities immediately after the Subscription;

(xii)	Under Section 1223(1) of the Code, the Acquiring Fund’s holding period in the Portfolio Interest will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets that were transferred to the Portfolio;

(xiii)	Under Section 721(a) of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Target Fund Portfolio Assets solely in exchange for an interest in the Portfolio;

(xiv)	Under Section 723 of the Code, the Portfolio’s tax basis in the Target Fund Portfolio Assets received from Acquiring Fund will be the same as the Acquiring Fund’s tax basis in such assets immediately prior to the Subscription; and

SSGA U.S Government Money Market Fund State Street Institutional U.S. Government Money Market Fund State Street U.S. Government Money Market Portfolio	August 29, 2016

(xv)	Under Section 1223(2) of the Code, the Portfolio’s holding periods in the Target Fund Portfolio Assets received from the Acquiring Fund will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above, and therefore our opinion is not free from doubt. Our opinion is based on the Code, Treasury regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

August 29, 2016

SSGA U.S. Treasury Money Market Fund c/o SSGA Funds State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900	State Street Institutional Treasury Plus Money Market Fund c/o State Street Institutional Investment Trust State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900

State Street Treasury Plus Money Market Portfolio c/o State Street Master Funds
State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2900

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of August 26, 2016, by and among: (i) SSGA Funds, a Massachusetts business trust (“Target Trust”), on behalf of one of its series, SSGA U.S. Treasury Money Market Fund (“Target Fund”); and (ii) State Street Institutional Investment Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of one of its series, State Street Institutional Treasury Plus Money Market Fund (“Acquiring Fund”). Capitalized terms not defined herein are used herein as defined in the Agreement.

The Agreement describes a proposed reorganization (the “Reorganization”) to occur as of the date of this letter, pursuant to which the following transactions will occur: (i) Acquiring Fund will acquire all of the assets of Target Fund in exchange solely for shares of beneficial interest in Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund (the transactions described in this clause (i), the “RIC Exchange”), and immediately thereafter, (ii) Acquiring Fund will transfer certain assets received from the Target Fund in the RIC Exchange (the “Target Fund Portfolio Assets”) to the State Street Treasury Plus Money Market Portfolio (the “Portfolio,” and together with Target Fund and Acquiring Fund, the “Funds”), a series of the State Street Master Funds, a Massachusetts business trust (“Master Trust”), in exchange solely for an interest in the Portfolio (the “Portfolio Interest”) and the assumption by the Portfolio of certain liabilities assumed by the Acquiring Fund in the RIC Exchange (the liabilities so assumed, the “Target Fund Portfolio Obligations” and the transaction described in this clause (ii), the “Subscription”), and (iii) Target Fund will distribute the Acquisition Shares received by Target Fund to its shareholders in complete liquidation and termination of Target Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 9.5 of the Agreement.

SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).1

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a RIC for U.S. federal income tax purposes under Section 851 of the Code. Acquiring Fund operates as a “feeder fund” that invests substantially all of its assets in the Portfolio, which invests directly in portfolio securities.

The Portfolio is registered under the 1940 Act as an open-end management investment company and is and will continue to be treated as a partnership for U.S. federal income tax purposes.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated June 29, 2016, and such other items as we have deemed necessary to render this opinion. In addition, each Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions, and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

[1]	Unless otherwise stated, all section references herein are to the Code, and references to regulations, to the Treasury regulations, in each case as in effect on the date of this opinion.

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

The facts represented to us in the Representation Letters and our review of the foregoing materials support the conclusion that, based on the analysis and subject to the considerations set forth below, (i) the RIC Exchange will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Target Fund and Acquiring Fund will each constitute a “party to a reorganization” within the meaning of Section 368(b) of the Code, and (ii) the Subscription will qualify for tax-free treatment pursuant to Section 721 of the Code. The Reorganization’s consequences to Target Fund shareholders and the Funds are set forth more fully below.

Tax-Free Reorganization under Section 368(a)

In order for the RIC Exchange to qualify as a reorganization under Section 368(a) of the Code, the continuity of business enterprise (“COBE”) requirement set forth in Treas. Reg. § 1.368-1(d) requires that Acquiring Fund either continue to use a significant portion of Target Fund’s historic business assets in a business (i.e., satisfy the “historic assets test”) or continue the historic business of Target Fund (i.e., satisfy the “historic business test”).2 A corporation’s historic business assets are the assets used in its historic business.3 In general, a corporation’s historic business is the business it has conducted most recently prior to the reorganization, except that a corporation’s historic business is not one the corporation enters into as part of a plan of reorganization.4

Target Fund’s historic business, and the business that each of Acquiring Fund and the Portfolio will continue following the Reorganization, is that of an open-end management investment company that operates as a money market fund subject to Rule 2a-7 of the 1940 Act, and that seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities. Target Fund has conducted this business by investing directly in cash and cash equivalents and short-term debt securities (all such investments, “portfolio securities”); Acquiring Fund conducts and plans to continue following the Reorganization to conduct the business by investing substantially all of its assets in the Portfolio; the Portfolio conducts and plans to continue to conduct this business by investing directly in portfolio securities.

There is no clear guidance as to what portion of Target Fund’s historic assets is “significant” for purposes of the historic assets test in a reorganization involving two regulated investment companies. The Internal Revenue Service (“IRS”) has recognized in private letter rulings that the continued use by an acquiring corporation of at least 33 and 1/3 percent of an acquired corporation’s historic business assets satisfies the historic assets test.5

[2]	Treas. Reg. § 1.368-1(d)(2)-(3).
[3]	Treas. Reg. § 1.368-1(d)(3)(ii).
[4]	Treas. Reg. § 1.368-1(d)(2)(iii).
[5]	See, e.g., Priv. Ltr. Ruls. 200103056 (Oct. 25, 2000), 200046030 (Aug. 22, 2000), 200023017 (Mar. 2, 2000), 200021040 (Feb. 24, 2000), 200021048 (Feb. 29, 2000), 200021049 (Feb. 29, 2000), 200019034 (Feb. 15, 2000), 200017037 (Feb. 2, 2000). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

The Target Fund Portfolio Assets will comprise assets that Target Fund will have transferred to Acquiring Fund in the RIC Exchange, and will include historic business assets of Target Fund with a value of at least 90 percent of the gross and net asset value of Target Fund’s assets as of the Closing Date.6 Pursuant to the Subscription, Acquiring Fund will contribute the Target Fund Portfolio Assets to the Portfolio, after which its percentage interest therein will exceed 90 percent. Treasury regulations provide that for purposes of the historic assets test each partner of a partnership will be treated as owning an acquired company’s business assets used in a business of the partnership in accordance with the partner’s interest in the partnership7 The partner is permitted to aggregate partnership interests received in connection with the reorganization with preexisting partnership interests for purposes of determining the extent of ownership of such business assets.8 As noted above, Acquiring Fund’s ownership interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest, will exceed 90 percent. Therefore, following the Subscription, Acquiring Fund will be treated as continuing to use, i.e. continuing to hold, historic business assets of Target Fund with a value in excess of 80 percent of the fair market value of Target Fund’s assets as of the Closing Date – well in excess of the 33 and 1/3 percent of Target Fund’s historic business assets in a business following the Reorganization to which the IRS has historically looked as establishing the requisite level of continued use of acquired corporation assets, and the Reorganization meets the historic assets test.

With respect to the historic business test, Treasury regulations provide that an acquiring corporation will be treated as conducting the business of a partnership if the corporation owns a “significant interest” in the partnership business.9 Examples provided in the regulations indicate that a 33 and 1/3 percent interest in a partnership is a “significant interest” for this purpose.10 The examples also provide that an acquiring company may aggregate partnership

[6]	For purposes of the historic assets test, the historic business assets of Target Fund are defined as those assets that were either (i) acquired by Target Fund prior to its management’s decision to propose to its Board of Trustees that it transfer any or all of its assets to Acquiring Fund or to the Portfolio on behalf of Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Reorganization.
[7]	Treas. Reg. § 1.368-1(d)(4)(iii)(A).
[8]	See Treas. Reg. § 1.368-1(d)(5), Example 11(i).
[9]	Treas. Reg. § 1.368-1(d)(4)(iii)(B)(1).
[10]

See Treas. Reg. § 1.368-1(d)(5), Example 10 (providing that a 33 and 1/3 percent interest satisfies the historic business test even if the acquiring company does not perform “active and substantial management functions” for the partnership).

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

interests received in connection with the reorganization with preexisting partnership interests for purposes of determining whether this “significant interest” requirement is met.11 As noted above, Acquiring Fund’s interest in the Portfolio immediately after the Reorganization, comprising its preexisting interest and the Portfolio Interest acquired in the Subscription, will exceed 90 percent. As a result, Acquiring Fund will be treated as conducting the business of the Portfolio under the “significant interest” test.12 Because that business will consist of operating an open-end money market fund, we believe that the Reorganization satisfies the historic business test.

In Revenue Ruling 87-76, 1987-2 C.B. 84, the IRS ruled that the COBE requirement was not met in the case of an acquisition of all the assets of an investment company that invested in corporate stocks and taxable bonds by an investment company that invested in municipal bonds. The IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds, and that the acquired fund’s municipal bonds purchased with the proceeds of the sale of its stocks and taxable bonds, as part of the plan of reorganization, did not constitute “historic assets” in the acquired fund’s hands. The IRS’s conclusion in this ruling has always been questionable, and in subsequent private letter rulings the IRS relied upon historic business representations to conclude that the reorganizations therein satisfied the COBE requirement.13 Even if Rev. Rul. 87-76 were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

If and to the extent that the Portfolio disposes of securities formerly held by Target Fund, these dispositions will be in the normal course of operations, which include redemptions pursuant to the terms of Section 22(e) of the 1940 Act, and will be fully consistent with Acquiring Fund’s and the Portfolio’s investment objectives and strategies, including those

[11]	See Treas. Reg. § 1.368-1(d)(5), Example 11(ii).
[12]	More generally, the facts described in the Representation Letters support the conclusion that Acquiring Fund will be treated as continuing the historic business of Target Fund regardless of the fact that Acquiring Fund conducts, and will continue to conduct its business through the Portfolio. Because Acquiring Fund invests all its assets in the Portfolio, and the Portfolio and Acquiring Fund have identical investment objectives and strategies and the same investment adviser, Acquiring Fund’s business should be defined only by reference to the activities of the Portfolio. Further, Target Fund’s investment objectives and strategies are highly similar to those of Acquiring Fund and the Portfolio.
[13]

We understand that the IRS has ruled privately that the following reorganizations met the historic business test: (i) a narrow-based, non-diversified growth fund into a broad-based, diversified growth fund; (ii) an industry-specific fund into a diversified dividend and income fund; and (iii) a state-specific tax-exempt bond fund into a national tax-exempt bond fund. Priv. Ltr. Ruls. 200542006, 200543049, and 200546007 (Jul. 8, 2005). See also Priv. Ltr. Ruls. 20062011 and 20062012 (May 26, 2006), and PLR 200818021 (5/2/2008). Although a taxpayer may not rely on a private ruling issued to a different taxpayer (Code § 6110(k)(3)), such rulings are indicative of the IRS’s views on the matters in question.

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

objectives and strategies they share with Target Fund. Moreover, all proceeds generated by such dispositions not distributed in the ordinary course of business, including in connection with meeting redemptions of interests in the Portfolio, will be reinvested in a manner fully consistent with such policies.

Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the COBE doctrine is fulfilled by satisfaction of both the historic assets test and the historic business test.14 We call to your attention the fact that there is no case law on this issue, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely dealing specifically with the application of the COBE requirement to a reorganization involving two or more investment companies.

The Subscription

Nonrecognition of Gain or Loss

In our view, the Subscription will qualify as a tax-free contribution of property to a partnership by a partner within the meaning of Section 721(a) of the Code. Pursuant to Section 721(a), no gain or loss is recognized by a partnership or any of its partners with respect to a contribution of property to such partnership in exchange for an interest in such partnership. It is also the case that under Section 721(b), gain will be recognized “on a transfer of property to a partnership which would be treated as an investment company (within the meaning of Section 351) if the partnership were incorporated.” The definition of an “investment company” for this purpose, and more generally the rules for application of this provision, are found in Treasury regulations under Section 351 of the Code.15

Under Treas. Reg. § 1.351-1(c)(1)(i), gain is not recognized on a transfer to a partnership under Section 721(b) unless “the transfer results, directly or indirectly, in diversification of the transferors’ interests.” Treas. Reg. § 1.351-1(c)(6) provides that “a transfer of stocks and securities will not be treated as resulting in a diversification of the transferors’ interests if each

[14]	We note that under the common law doctrine of “remote continuity of interest,” a reorganization could be disqualified under Section 368(a) if the acquiring corporation did not continue to hold the target corporation’s assets directly but rather held such assets through a subsidiary. See Groman v. Comm’r, 302 U.S. 82 (1937); Helvering v. Bashford, 302 U.S. 454 (1938). Under current law, no separate “remote continuity” doctrine applies, and a transaction otherwise qualifying as a reorganization under Section 368(a) will not be disqualified as a result of a drop-down of assets if the COBE requirement is satisfied. Treas. Reg. § 1.368-2(k); T.D. 8760 (Jan. 23, 1998) (“The IRS and Treasury Department believe the COBE requirements adequately address the issues raised in Groman and Bashford and their progeny.”).
[15]	See General Explanation of the Tax Reform Act of 1976 (H.R. 1062, 94th Congress, Public Law 94-455) prepared by the Joint Committee on Taxation, December 29, 1976, at 657.

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

transferor transfers a diversified portfolio of stocks and securities.” In general, a portfolio of assets is so diversified if it satisfies the 25 and 50-percent tests of Section 368(a)(2)(F) of the Code, as modified by Treas. Reg. § 1.351-1(c) (the “Diversified Portfolio Test”).

Under the Diversified Portfolio Test, a portfolio of stocks and securities is diversified if “not more than 25 percent of the value of its total assets is invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets is invested in the ‘stock and securities’ of 5 or fewer issuers.”16 Target Fund and Acquiring Fund have represented that the Target Fund Portfolio Assets constitute a diversified portfolio of assets within the meaning of Treas. Reg. § 1.351-1(c)(6), and the Portfolio has represented that following the Reorganization it expects to offer its interests continuously to Acquiring Fund and other feeder funds in exchange for cash or potentially other consideration.

As a result, under Section 721(a) of the Code, Acquiring Fund will not recognize gain or loss upon the Subscription.

Basis and Holding Period Consequences

Given the foregoing treatment of the Subscription under Section 721(a), under Section 723 of the Code the Portfolio’s basis in the assets received in the Subscription will equal Acquiring Fund’s adjusted basis in such assets immediately prior to the Subscription which, in turn, will equal Target Fund’s adjusted basis in such assets immediately prior to the RIC Exchange, as described and subject to the limitations below.17 Under Section 1223(2) of the Code, the Portfolio’s holding period in the Target Fund Portfolio Assets will include Acquiring Fund’s holding period in such assets which, in turn, will include Target Fund’s holding period in such assets, as described below.18 Similarly, under Section 722 of the Code Acquiring Fund’s basis in the Portfolio Interest will include the sum of Acquiring Fund’s adjusted bases in the

[16]	Section 368(a)(2)(F)(ii). For this purpose cash and cash items (including receivables) and, to the extent provided in Treasury regulations, assets acquired (through incurring of indebtedness or otherwise) for purposes of meeting (or failing to meet) the Diversified Portfolio Test are excluded in determining total assets. Section 368(a)(2)(F)(iv). The Code and regulations also set forth specific rules regarding the treatment of government securities and interests in certain RICs, REITs or investment companies for purposes of applying the Diversified Portfolio Test. See Treas. Reg. § 1.351-1(c)(6)(i) and Code § 368(a)(2)(F)(ii).
[17]	Section 723 provides that “[t]he basis of property contributed to a partnership by a partner shall be the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.” As described above, no gain will be recognized under Section 721(b) upon the Subscription.
[18]

Section 1223(2) provides that a taxpayer’s holding period for property includes the period for which such property was held by another person if the taxpayer’s basis in such property is the same in whole or in part as the basis in the hands of such other person.

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

Target Fund Portfolio Assets immediately before the Subscription.19 In addition, under Section 752 of the Code, Acquiring Fund’s basis in the Portfolio Interest will include the Portfolio’s liabilities allocated to Acquiring Fund immediately after the Subscription, including Acquiring Fund’s share of the Target Fund Portfolio Liabilities.20 Under Section 1223(1) of the Code, Acquiring Fund’s holding period in the Portfolio Interest will include Acquiring Fund’s holding period in the assets received from the Target Fund.21

A Note Regarding the Disguised Sale Rules

We note that, notwithstanding the above, if or to the extent the transfer of assets received from the Target Fund in connection with the Subscription were treated as a “disguised sale” under Section 707(a)(2)(B) of the Code, such transfer would be treated as a taxable sale or exchange rather than a tax-free contribution of property under Section 721(a), with a correlative impact on the basis and holding period consequences discussed above. Given the Funds’ status as money market funds, any gain or loss so recognized is likely to be de minimis. As set forth further below, it is not possible to reach a conclusion on any disguised sale question wholly prospectively.

Section 707(a)(2)(B) potentially applies in lieu of Section 721(a) where a person transfers property to a partnership for which property the person receives or is deemed to receive cash or other consideration. Pursuant to Treas. Reg. § 1.707-3(b)(1), such a disguised sale occurs if, based on all the facts and circumstances, (i) a transfer of cash to the person transferring the property to the partnership would not have been made but for the transfer of property and (ii) in cases in which the transfers of property and cash are not made simultaneously, the subsequent transfer is not dependent on the entrepreneurial risks of partnership operations.22 The Funds

[19]	Section 722 provides that “[t]he basis of an interest in a partnership acquired by a contribution of property…to the partnership shall be …the adjusted basis of such property to the contributing partner at the time of the contribution increased by the amount (if any) of gain recognized under section 721(b) to the contributing partner at such time.”
[20]	Generally, an increase in a partner’s share of liabilities is treated as a contribution of money by the partner to the partnership. Code § 752(a). Such deemed contribution increases the partner’s basis in its partnership interest under Section 722. A decrease in a partner’s share of liabilities and the assumption by the partnership of the partner’s liabilities is treated as a distribution of money to the partner. Code §§ 752(a), (b). Such deemed distribution decreases the partner’s basis and thereafter results in gain to the partner under Sections 733 and 731, respectively. If a partner experiences both an increase and a decrease in it its share of partnership liabilities as a result of a single transaction, only the net increase or decrease results in a deemed contribution or distribution, as applicable. Treas. Reg. § 1.752-1(f).
[21]	A partner has a unitary basis in its entire interest in a partnership, even for interests acquired in exchange for multiple assets or acquired at different times. See Rev. Rul. 84-53, 1984-1 C.B. 159. Acquiring Fund will have a split holding period with respect to the Portfolio Interest, allocated in proportion to the fair market value of the assets received from Target Fund. See Treas. Reg. § 1.1223-3.
[22]

In addition, in certain circumstances, an assumption of liabilities by a partnership in connection with the transfer of property by a partner to the partnership could be treated as a transfer of consideration to the partner, thus potentially giving rise to a disguised sale. Treas. Reg. § 1.707-5(a). The Funds and the Portfolio have represented that the Portfolio will not assume any liabilities of Target Fund or Acquiring Fund in connection with the Subscription and none of the Target Fund Portfolio Assets will be transferred to the Portfolio subject to a liability.

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have represented that Acquiring Fund will receive no consideration in the Reorganization other than (i) the assets of the Target Fund in connection with the RIC Exchange, and (ii) the Portfolio Interest, and the Portfolio’s assumption of the Target Fund Portfolio Obligations, in connection with the Subscription.

As an open-end fund, the Portfolio must redeem its interests for cash or other consideration upon the demand of its interest holders.23 The Portfolio is not required, and generally does not expect, to make distributions to interest holders other than distributions in redemption of interests in the Portfolio pursuant to the terms of Section 22(e) of the 1940 Act. Any proceeds of a redemption or distribution with respect to the Portfolio Interest would be received by Acquiring Fund, which is also the transferor of the assets of the Target Fund received in the RIC Exchange. Under Treas. Reg. § 1.707-3(c), if a transfer of cash from a partnership to a partner occurs within two year of a transfer of property by a partner to a partnership, the transfer is presumed to be a disguised sale unless the facts and circumstances clearly establish otherwise.24 The regulations set forth a list of factors relevant to a determination of whether a disguised sale has occurred that we believe do not point towards a disguised sale in these circumstances.25 Most notably, in this context a person transferring property to the Portfolio has the same rights of redemption as all holders of interests in the Portfolio, and, up until redemption, will share in the performance of the Portfolio in the same manner as all other interest holders. Furthermore, Acquiring Fund has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in

[23]	See Sections 2(a)(32) and 22(e) of the 1940 Act.
[24]	Treas. Reg. § 1.707-3(c). In addition, when the transfer of property and the transfer of cash occur within two years of each other, the transfers must be disclosed to the IRS. Treas. Reg. §§ 1.707-3(c)(2) and 1.707-8.
[25]

Treas. Reg. § 1.707-3(b)(2). These factors include: (i) the timing and amount of a subsequent transfer are determinable with reasonable certainty at the time of an earlier transfer; (ii) the transferor has a legally enforceable right to the subsequent transfer; (iii) the partner’s right to receive the money is secured; (iv) a person has made or is legally obligated to make contributions to the partnership in order to permit the partnership to make the transfer of money; (v) a person has loaned or has agreed to loan the partnership money to enable the partnership to make the transfer; (vi) the partnership has incurred or is obligated to incur debt to permit it to make the transfer of money; (vii) the partnership holds money or other liquid assets, beyond the reasonable needs of the business, that are expected to be available to make the transfer of money; (viii) partnership distributions, allocations or control of partnership operations is designed to effect an exchange of the burdens and benefits of ownership of property; (ix) the transfer of money by the partnership to the partner is disproportionately large in relationship to the partner’s general and continuing interest in partnership profits; and (x) the partner has no obligation to return or repay the money to the partnership. It is not clear whether ordinary course redemptions should properly be treated as disguised sales. See e.g. Rev. Rul. 99-58, 1999-2 CB 701 (ruling that redemptions of stock by a corporation pursuant to an ordinary course stock repurchase plan following a reorganization are not taken into account for purposes of meeting the continuity of proprietary interest requirement applicable to tax-free reorganizations).

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

the Portfolio it has held before the Reorganization, in connection with the Reorganization or (ii) to otherwise redeem any of its interests in the Portfolio after the Reorganization other than in the ordinary course of business and in connection with meeting redemptions of its shares by its shareholders, or in connection with meeting its distribution requirements and otherwise maintaining its qualification for treatment as a RIC for U.S. federal income tax purposes under Sections 851 and 852 of the Code and eliminating fund-level tax. The Portfolio has represented that it has no plan or intention (i) to redeem all or a portion of the Portfolio Interest, or any other interests in the Portfolio, in connection with the Reorganization or other than in the ordinary course or (ii) to make payments of cash or other consideration to its interest holders following the Reorganization other than with respect to ordinary-course redemptions or any distributions, the amount of which is determined by reference to the Portfolio’s net investment income or net realized capital gains, in order to enable the interest holders to meet their distribution requirements and to eliminate any fund-level tax. There is no guidance regarding how to apply the facts-and-circumstances test to an open-end investment management company that transfers cash to partners in connection with the redemption of units or distributions within two years following a transfer of property to the partnership.26 Further, while the Funds’ representations as to their current plans or intentions provide substantial support for the conclusion that the disguised sale rules should not apply to the Reorganization, actions taken subsequent to the closing of the Reorganization – including those that are not currently contemplated - could affect the possible application of the disguised sale rules.

Consequently, we are unable to express an opinion as to whether Section 707(a)(2)(B) applies to any transfer of property to an open-end investment company, including the transfers occurring as part of the Reorganization. We note that in the case of the Reorganization, we are unaware of any unusual facts suggesting that the disguised sale rules should apply, and in the absence of any such facts, we believe the better view is that transfers of cash from the Portfolio following the Reorganization, upon ordinary-course redemptions in accordance with the terms of Sections 2(a)(32) and 22(e) of the 1940 Act, and distributions to enable holders of Portfolio interests to meet their distribution requirements and to eliminate fund-level tax, should not be disguised sales. As noted above, any gain or loss so triggered would likely be de minimis.

[26]	In addition, it is not clear whether reallocations of partnership liabilities should be treated as deemed contributions to (in cases where a partner’s share of liabilities increases due to the reallocation), and distributions from (in cases where a partner’s share of liabilities decreases due to the reallocation) the partnership, and therefore as transfers of consideration that could give rise to a disguised sale. In proposed regulations under Section 707, the Service has taken the view that such deemed contributions and distributions should not be treated as resulting in transfers of consideration for purposes of the rules governing the disguised sale of a partnership interest. See, Section 707 Regarding Disguised Sales, Generally, 2004-2 C.B. 1009, 1010 (published in the Federal Register on November 26, 2004). However, the proposed regulations were subsequently withdrawn. See, Withdrawal of Notice of Proposed Rulemaking, 74 Fed. Reg. 3508, 3509 (Jan. 21, 2009).

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

Opinion

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The acquisition by Acquiring Fund of all the assets of Target Fund in exchange for Acquisition Shares and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund to its shareholders of all the Acquisition Shares it received in complete liquidation and termination of Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or (ii) the distribution of the Acquisition Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of all liabilities and obligations of Target Fund;

(iv)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(v)	Under Section 1223(2) of the Code, Acquiring Fund’s holding periods in the assets it receives from Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Acquiring Fund;

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

(vi)	Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Reorganization Shares;

(vii)	Under Section 358 of the Code, the aggregate tax basis in the Reorganization Shares that a Target Fund shareholder receives will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor;

(viii)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period in the Reorganization Shares received will include the shareholder’s holding period in the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder;

(x)	Under Section 721(a) of the Code, the Acquiring Fund will recognize no gain or loss upon the transfer of the Target Fund Portfolio Assets to the Portfolio solely in exchange for the Portfolio Interest;

(xi)	Under Sections 722 and 752 of the Code, the Acquiring Fund’s aggregate tax basis in the Portfolio Interest will equal the Acquiring Fund’s aggregate tax basis in the Target Fund Portfolio Assets immediately prior to the Subscription plus the Acquiring Fund’s share of the Portfolio’s liabilities immediately after the Subscription;

(xii)	Under Section 1223(1) of the Code, the Acquiring Fund’s holding period in the Portfolio Interest will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets that were transferred to the Portfolio;

(xiii)	Under Section 721(a) of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Target Fund Portfolio Assets solely in exchange for an interest in the Portfolio;

(xiv)	Under Section 723 of the Code, the Portfolio’s tax basis in the Target Fund Portfolio Assets received from Acquiring Fund will be the same as the Acquiring Fund’s tax basis in such assets immediately prior to the Subscription; and

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SSGA U.S. Treasury Money Market Fund State Street Institutional Treasury Plus Money Market Fund State Street Treasury Plus Money Market Portfolio	August 29, 2016

(xv)	Under Section 1223(2) of the Code, the Portfolio’s holding periods in the Target Fund Portfolio Assets received from the Acquiring Fund will include the periods during which the Acquiring Fund held or is treated for federal income tax purposes as having held the Target Fund Portfolio Assets.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above, and therefore our opinion is not free from doubt. Our opinion is based on the Code, Treasury regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

Ropes & Gray LLP

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